Matthews Asian Funds

FIRST QUARTER REPORT
MARCH 31, 2007

Asia Pacific Fund

Asia Pacific Equity Income Fund

Pacific Tiger Fund

Asian Growth and Income Fund

Asian Technology Fund

China Fund

India Fund

Japan Fund

Korea Fund

Matthews Asian Funds

Investing in the future of Asia since 1994

E-mail communications on Asia and the Funds are available at www.matthewsfunds.com

•	Asia Weekly

•	Asia Insight (monthly)

•	AsiaNow Special Reports

•	Occasional Fund Updates

The views and opinions in this report were current as of March 31, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Funds’ future investment intent.

Statements of fact are from sources considered reliable, but neither the Funds nor the Investment Advisor makes any representation or guarantee as to their completeness or accuracy.

MESSAGE TO SHAREHOLDERS

FROM THE INVESTMENT ADVISOR

Dear Shareholder,

The first quarter of 2007 saw a marked increase in the volatility of almost all financial markets in Asia. Following a relatively benign January, sharp sell-offs occurred throughout the region in late February. This increase in volatility follows four consecutive years of generally positive returns for Asian investors and particularly strong equity markets in India and China. While investors remain optimistic about the long-term prospects for both countries, concern has been raised that in the short term, further measures may be necessary to slow the recent pace of economic growth. In addition to growth concerns in China and India, the region was faced with the prospect of rising interest rates in Japan, which in turn led to speculation that the so called “carry trade” was likely to be unwound, leading to increased volatility in the Japanese yen and Japanese securities. The quarter as a whole ended with mixed results across the region, with the primary Japanese indices showing modest gains.

For the nine funds that comprise the Matthews Asian Funds, five fell during the quarter, while the other four showed gains. Relative performance was also mixed, with only two of the funds outperforming their benchmarks during the quarter. The Funds continue to focus on their long-term objectives. As advisors we believe that while there are always short-term challenges, the long-term prospects for continued economic development across the region remain quite positive.

The initial catalyst for the market corrections that occurred in February was widely ascribed to a sharp, one-day sell-off on the Shanghai stock exchange that occurred in late February. While a small number of international institutional investors are licensed to invest directly in domestic Chinese stock markets, for the most part they remain “walled off “ from the outside world by a combination of capital controls and strict regulatory limits on ownership. For this reason,

2	MATTHEWS ASIAN FUNDS

MARCH 31, 2007

the idea that a movement on a domestic exchange in China could create a ripple effect around the globe is a relatively recent one, one that we believe reflects the rapid evolution of China’s financial system and its emergence as a global economic power. The number of ways in which capital can flow across the Chinese border is growing exponentially and adding to the pressure on the mainland authorities to allow the Chinese currency to float. The experience of other Asian countries that have gone through this process would suggest that as China gets closer to full currency convertibility, the short-term challenges of managing the transition will increase, adding to market volatility. Some of the same issues are facing other Asian countries, including India, which are a sign of enormous progress in recent years but continue to present many challenges.

The first quarter of 2007 saw interest rates increased in Japan, China and India, as well as a number of the region’s smaller countries, reflecting concerns that the pace of growth in those countries was likely to lead to further inflationary pressures. For the most part, forecasters are reducing their expectations for the pace of economic growth over the next several quarters, partly in response to recent policy actions in Asia and partly out of concern for the recent slowdown in the U.S. housing market and its potential impact on Asian exports. Within the region, the continued impact of rising raw material prices was of concern to many companies that were visited by the Funds’ portfolio managers during the quarter; but for the most part, corporate management in Asia remains optimistic about the region and its prospects. The recent relative performance of the South Korean domestic economy has presented a more challenging environment for domestic companies, and the political uncertainties in Thailand have continued to weigh on sentiment there. We continue to believe that valuations, in general,

800.789.ASIA [2742] www.matthewsfunds.com	3

MESSAGE TO SHAREHOLDERS

around the region are reasonable relative to growth prospects, and we have made no major shifts in investment strategy or policy.

We are pleased to announce that effective April 30, 2007, Taizo Ishida and David Ishibashi became Co–Lead Managers of the Matthews Japan Fund.

Thank you for your investment in the Matthews Asian Funds.

G. Paul Matthews
Chairman and Chief Investment Officer
Matthews International Capital Management, LLC

Mark W. Headley
Chief Executive Officer and Portfolio Manager
Matthews International Capital Management, LLC

4	MATTHEWS ASIAN FUNDS

MARCH 31, 2007

REDEMPTION FEE POLICY

The Funds assess a redemption fee of 2.00% of the total redemption proceeds if you sell or exchange your shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the Funds and is designed to discourage frequent short-term trading and to offset transaction costs associated with such trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that have been held longest will be redeemed first. The redemption fee does not apply to redemptions of shares held in certain omnibus accounts and retirement plans that cannot currently implement the redemption fee. While these exceptions exist, the Funds are not accepting any new accounts that cannot implement the redemption fee or provide adequate alternative controls. For more information on this policy, please see the Funds’ prospectus.

INVESTOR DISCLOSURE

Past Performance: All performance quoted in this report is past performance and is no guarantee of future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Returns are net of the Funds’ management fee and other operating expenses. If certain of the Funds’ fees and expenses had not been waived, returns would have been lower. For the Funds’ most recent month-end performance, please call 1-800-789-ASIA [2742] or visit www.matthewsfunds.com.

Investment Risk: Mutual fund shares are not deposits or obligations of, or guaranteed by, any depositary institution. Shares are not insured by the FDIC, Federal Reserve Board or any government agency and are subject to investment risks, including possible loss of principal amount invested. Investing in international markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. In addition, single-country and sector funds may be subject to a higher degree of market risk than diversified funds because of concentration in a specific industry, sector or geographic location. Please see the Funds’ prospectus and Statement of Additional Information for more risk disclosure.

Fund Holdings: The portfolios shown in this report should not be relied upon as complete listings of the Funds’ holdings, as information on particular holdings may have been withheld if it was in the Funds’ interest to do so. Holdings are subject to change at any time, so holdings shown in this report may not reflect current Fund holdings. The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is filed with the SEC within 60 days of the end the quarter to which it relates, and is available on the SEC’s website at www.sec.gov. It may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting Record: The Funds’ Statement of Additional Information containing a description of the policies and procedures that the Matthews Asian Funds use to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30, 2006, is available upon request, at no charge, at the Funds’ website at www.matthewsfunds.com or by calling 1-800-789-ASIA [2742], or on the SEC’s website at www.sec.gov.

This report has been prepared for Matthews Asian Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Matthews Asian Funds prospectus, which contains more complete information about the Funds’ investment objectives, risks and expenses. You should read the prospectus carefully before investing. Additional copies of the prospectus may be obtained by calling 800-789-ASIA [2742] or by visiting www.matthewsfunds.com. Please read the prospectus carefully before you invest or send money, as it explains the risks associated with investing in international markets. These include risks related to social and political instability, market illiquidity and currency volatility.

The Matthews Asian Funds are distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406.

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MATTHEWS ASIA PACIFIC FUND

FUND DESCRIPTION	SYMBOL: MPACX

Under normal market conditions, the Matthews Asia Pacific Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in the Asia Pacific region. The Asia Pacific region includes Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan, Thailand and (as of April 30, 2007) Vietnam. The Fund may also invest in the convertible securities, of any duration or quality, of Asia Pacific companies.

PORTFOLIO MANAGES

Lead Manager: Mark W. Headley
Co-Managers: Richard H. Gao, Taizo Ishida and Sharat Shroff, CFA

PORTFOLIO MANAGER COMMENTARY

For the three months ended March 31, 2007, the Matthews Asia Pacific Fund declined 1.12%, underperforming its benchmark, the MSCI All Country Asia Pacific Index, which gained 3.59%. The Lipper Pacific Region Funds Category Average returned 4.22% for the same period. Following strong appreciation late last year, some of the Chinese financials in the portfolio have been relatively weaker year-to-date.

The performance of the equity markets across the region was quite mixed: On one hand, markets in Singapore and Malaysia recorded handsome gains, while the benchmark indices in China, India and Taiwan edged lower by about 3%. India was the worst-performing market in the region, dragged lower by the prospect of rising inflation and firming interest rates. The continued strength in credit growth is forcing the Reserve Bank of India to accelerate rate hikes. Similar trends were seen in China, although the government’s efforts to restrain investment and lending growth have not proven to be particularly successful. The tightening monetary policies being pursued in both these economies led to a volatile period, particularly for stocks in the financials and real estate sectors.

The Fund’s Korean holdings in the pharmaceuticals and consumer sectors were lackluster during the quarter. Consumer spending is slow to recover, but sentiment may receive a boost given the prospect of moderating interest rates. In the long term, the signing of the Free Trade Accord (FTA) with the United States should help Korean industry become more competitive, although the short-term impact on sectors like media and pharmaceuticals is uncertain.

continued on page 9

6	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF MARCH 31, 2007, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF MARCH 31, 2007

Fund Inception: 10/31/03	3 MO	1 YR	Average Annual Total Returns
			3 YRS	SINCE INCEPTION
Matthews Asia Pacific Fund	–1.12%	8.22%	15.27%	17.63%
MSCI All Country Asia Pacific Index[1]	3.59%	12.71%	16.60%	19.90%
Lipper Pacific Region Funds Category Average[2]	4.22%	13.98%	18.60%	21.16%

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the close of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

OPERATING EXPENSES[3]
Net Ratio: 3 months ended 3/31/07 (annualized)[4,5]	1.17%
Net Ratio: Fiscal Year 2006[5]	1.24%
Gross Ratio: Fiscal Year 2006	1.26%

PORTFOLIO TURNOVER[6]
3 months ended 3/31/07 (annualized)[4]	70.36%
Fiscal Year 2006	40.45%

[1]

The MSCI All Country Asia Pacific Index is a free float-adjusted market capitalization–weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[2]

As of 3/31/07, the Lipper Pacific Region Funds Category Average consisted of 33 funds for the three-month period, 27 funds for the one-year period, and 25 funds for the three-year period and since 10/31/03. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.

[3]	Matthews Asian Funds do not charge 12b-1 fees.
[4]	Unaudited.
[5]

Includes management fee, administration and shareholder services fees after reimbursement, waiver or recapture of expenses by Advisor. Voluntary fee waivers by the Advisor may be discontinued at any time.

[6]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

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MATTHEWS ASIA PACIFIC FUND

TOP TEN HOLDINGS1

	COUNTRY	% OF NET ASSETS
Hana Financial Group, Inc.	South Korea	2.1%
AXA Asia Pacific Holdings, Ltd.	Australia	2.1%
China Vanke Co., Ltd.	China/Hong Kong	2.1%
The Sumitomo Trust & Banking Co., Ltd.	Japan	2.0%
Sony Corp.	Japan	2.0%
Nintendo Co., Ltd.	Japan	1.9%
Dah Sing Financial Holdings, Ltd.	China/Hong Kong	1.8%
China Life Insurance Co., Ltd.	China/Hong Kong	1.8%
Benesse Corp.	Japan	1.8%
Sumitomo Realty & Development Co., Ltd.	Japan	1.7%
% OF ASSETS IN TOP 10		19.3%

COUNTRY ALLOCATION
Japan	45.5%
China/Hong Kong	21.1%
South Korea	12.3%
India	5.6%
Thailand	4.6%
Singapore	3.6%
Australia	2.8%
Taiwan	2.4%
Indonesia	1.6%
Cash, cash equivalents and other	0.5%

SECTOR ALLOCATION
Financials	38.0%
Consumer Discretionary	20.5%
Information Technology	17.2%
Consumer Staples	8.2%
Health Care	5.9%
Industrials	4.1%
Telecommunication Services	2.8%
Materials	2.8%
Cash, cash equivalents and other	0.5%

MARKET CAP EXPOSURE
Large cap (over $5 billion)	56.4%
Mid cap ($1–$5 billion)	30.5%
Small cap (under $1 billion)	12.6%
Cash, cash equivalents and other	0.5%

NUMBER OF POSITIONS	NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
79	$16.73	$464.4 million	2.00% within 90 calendar days	None

[1]	Holdings may include more than one security from same issuer.

8	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF MARCH 31, 2007, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 6

Meanwhile, the recovery in Japan was underway as the Bank of Japan (BOJ) raised interest rates in February by 0.25%, following a previous rate hike in July 2006. The yen temporarily appreciated by 4% to 115 yen to the dollar, but it quickly returned to the level where it ended last quarter. Toward the end of the first quarter, more important data came out: Japan’s 2007 land prices showed their first year-over-year gain—0.4%—after 15 years of consecutive declines. The Fund’s holdings in the real estate sector positively contributed to performance in Japan, but its holdings in technology and retail hurt Fund performance.

In terms of changes to the portfolio, Daibiru was added to the Fund during the quarter. One of the largest real estate companies in Osaka—Japan’s second-largest city— Daibiru is one of the most conservative real estate companies in Japan, but it has been actively investing in large-scale projects in the area. While we are seeing a rapid pace of rising rents in some select spots in Tokyo, the market has overlooked their prospects in the rest of the country. We believe that the stock will be one of the largest beneficiaries of potential rising rents in Osaka, which have been lagging those in Tokyo, and the stock is attractively priced.

We continue to steer the portfolio toward domestically oriented companies benefiting from private consumption. In that context, it is notable that the Chinese government recently passed new laws aimed at bolstering private-property rights. If properly enforced, the derivative impact of land ownership may be a boost to private consumption spending. In the long term, this may offset the economy’s dependence on exports and investment. The coming months may test Asia’s ability to decouple from a global slowdown, particularly in the U.S., although the slack may be at least partly offset by growing intra-regional trade. We continue to look for opportunities that will arise from greater engagement between some of the leading economies in the Asia Pacific region.

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MATTHEWS ASIA PACIFIC FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

EQUITIES: 99.5%*

	SHARES	VALUE
JAPAN: 45.5%
The Sumitomo Trust & Banking Co., Ltd.	907,000	$9,459,462
Sony Corp. ADR	184,100	9,295,209
Nintendo Co., Ltd.	30,400	8,835,709
Benesse Corp.	221,300	8,225,509
Sumitomo Realty & Development Co., Ltd.	213,000	8,079,684
Daibiru Corp.	551,700	7,879,422
Sekisui House, Ltd.	497,000	7,735,048
Mitsubishi Estate Co., Ltd.	226,000	7,422,098
Nitto Denko Corp.	157,200	7,377,088
Sysmex Corp.	198,500	7,209,606
Toyota Motor Corp. ADR	55,600	7,125,696
Point, Inc.	111,470	7,085,118
Ichiyoshi Securities Co., Ltd.	437,700	7,027,566
Hoya Corp.	209,400	6,948,014
Ito En, Ltd.	211,000	6,875,764
T&D Holdings, Inc.	94,030	6,487,304
Takeda Pharmaceutical Co., Ltd.	95,600	6,271,113
Canon, Inc. ADR	109,050	5,853,804
Funai Zaisan Consultants Co., Ltd.	1,039	5,783,978
Pigeon Corp.	334,300	5,744,717
Mizuho Financial Group, Inc.	866	5,577,851
Nitori Co., Ltd.	111,900	5,564,613
Keyence Corp.	24,100	5,438,043
Nippon Shokubai Co., Ltd.	500,000	5,397,149
Nomura Holdings, Inc.	259,000	5,395,833
Monex Beans Holdings, Inc.	5,700	5,272,403
Unicharm Petcare Corp.	149,000	5,184,148
Nidec Corp.	79,500	5,127,291
Nomura Research Institute, Ltd.	164,500	4,843,983
The Chiba Bank, Ltd.	519,000	4,580,448
Yahoo! Japan Corp.	10,417	3,593,441
Honda Motor Co., Ltd. ADR	90,100	3,141,787
ORIX Corp.	8,390	2,185,786
Yamada Denki Co., Ltd.	21,420	1,995,855
Honda Motor Co., Ltd.	34,000	1,185,845

Total Japan		211,206,385

CHINA/HONG KONG: 21.1%
China Vanke Co., Ltd. B Shares	4,597,543	$9,520,477
Dah Sing Financial Holdings, Ltd.	969,200	8,459,645
China Life Insurance Co., Ltd. H Shares	2,922,000	8,395,585
Lenovo Group, Ltd.	21,662,000	7,929,010
Swire Pacific, Ltd. A Shares	644,000	7,228,361
Pico Far East Holdings, Ltd.	29,774,000	6,935,263
Shangri-La Asia, Ltd.	2,516,000	6,227,611
China Mobile, Ltd. ADR	135,300	6,068,205
Hang Lung Group, Ltd.	1,702,000	6,022,947
NetEase.com, Inc. ADR **	301,000	5,339,740
Ports Design, Ltd.	1,983,500	5,280,195
Television Broadcasts, Ltd.	788,000	4,926,576
Dairy Farm International Holdings, Ltd.	1,256,400	4,899,960
Bank of Communications Co., Ltd. H Shares	4,082,000	4,195,106
China Merchants Bank Co., Ltd. H Shares **	1,774,000	3,578,197
Other Investments		3,077,088

Total China/Hong Kong		98,083,966

SOUTH KOREA: 12.3%
Hana Financial Group, Inc.	186,340	9,645,789
AMOREPACIFIC Corp.	14,262	7,852,591
Hanmi Pharmaceutical Co., Ltd.	53,760	6,942,857
CDNetworks Co., Ltd. **	187,221	5,313,351
NHN Corp. **	35,372	5,188,495
Kiwoom.com Securities Co., Ltd.	107,475	4,221,090
S1 Corp.	103,390	4,154,062
Hyundai Department Store Co., Ltd.	45,970	3,860,151
Kookmin Bank	39,274	3,523,305
Kookmin Bank ADR	35,540	3,203,931
Other Investments		3,010,443

Total South Korea		56,916,065

10	MATTHEWS ASIAN FUNDS

MARCH 31, 2007

	SHARES	VALUE
INDIA: 5.6%

Dabur India, Ltd. ***	3,524,835	$7,273,495

Sun Pharmaceuticals Industries, Ltd. ***	298,907	6,872,351
HDFC Bank, Ltd. ***	279,283	5,957,245
Infosys Technologies, Ltd. ***	125,678	5,651,650

Total India		25,754,741

THAILAND: 4.6%

Bangkok Bank Public Co., Ltd.	2,246,300	7,250,268
Advanced Info Service Public Co., Ltd.	3,611,600	6,911,660
Land & Houses Public Co., Ltd.	22,417,300	4,738,304
Major Cineplex Group Public Co., Ltd.	5,150,000	2,294,773

Total Thailand		21,195,005

SINGAPORE: 3.6%

DBS Group Holdings, Ltd.	442,700	6,244,458
Hyflux, Ltd.	3,219,812	5,624,033
Fraser and Neave, Ltd.	1,462,000	4,914,610

Total Singapore		16,783,101

AUSTRALIA: 2.8%

AXA Asia Pacific Holdings, Ltd.	1,647,685	9,625,297
Rural Press, Ltd.	324,794	3,573,960

Total Australia		13,199,257

TAIWAN: 2.4%

Taiwan Semiconductor Manufacturing Co., Ltd.	3,376,152	6,927,376
Taiwan Secom Co., Ltd.	2,708,160	4,329,193

Total Taiwan		11,256,569

INDONESIA: 1.6%

Bank Rakyat Indonesia	7,889,500	4,366,244
PT Astra International	2,205,500	3,190,422

Total Indonesia		7,556,666

TOTAL INVESTMENTS: 99.5%		$461,951,755
(Cost $389,236,935****)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.5%		2,413,481

NET ASSETS: 100.0%		$464,365,236

*	As a percentage of net assets as of March 31, 2007
**	Non–income producing security
***	Fair valued under direction of the Board of Trustees
****	Cost of investments is $389,236,935 and net unrealized appreciation consists of:

	Gross unrealized appreciation	$86,787,264
	Gross unrealized depreciation	(14,072,444)

		$72,714,820

ADR	American Depositary Receipt

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund’s holdings, as information on particular holdings may have been withheld if it was in the Fund’s interest to do so.

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MATTHEWS ASIA PACIFIC EQUITY INCOME FUND

FUND DESCRIPTION	SYMBOL: MAPIX

Under normal market conditions, the Matthews Asia Pacific Equity Income Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in income-paying publicly traded common stocks, preferred stocks, convertible preferred stocks, and other equity-related instruments (including, for example, investment trusts and other financial instruments) of companies located in the Asia Pacific region, which includes Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam.

PORTFOLIO MANAGERS

Lead Manager: Andrew T. Foster	Co-Manager: Jesper Madsen, CFA

PORTFOLIO MANAGER COMMENTARY

The Matthews Asia Pacific Equity Income Fund returned 2.42% for the first quarter of 2007; its benchmark, the MSCI All Country Asia Pacific Index, gained 3.59%. Volatility returned to markets across the Asia Pacific region during the quarter, with equity markets not only in Asia, but globally, experiencing a short but sharp sell-off at the end of February. During times of sharp market declines, the correlation across markets—and often across asset classes— tends to increase. The Fund experienced this firsthand as the value of the portfolio fell broadly in line with the MSCI All Country Asia Pacific Index during the sell-off.

The Fund’s relative underperformance vis-à-vis its benchmark during the quarter was predominantly a result of the portfolio’s underweight to Australia, one of the region’s better-performing markets, and its overweight to Hong Kong and Taiwan, two relative laggards. The Fund is not bound by the benchmark, and its distinct focus on dividend-paying companies leads to substantial over- or underweights as compared to the benchmark, often resulting in divergent performance.

The portfolio continues to have a substantial 18% allocation to Japanese companies. This allocation is considerably less than the benchmark’s weight of 55%, but given the low dividend yields prevalent there, it may seem counterintuitive to have any exposure to Japan. However, we continue to find Japanese companies attractive for investors seeking growing dividends. The Fund’s Japanese holdings, most of which paid their final dividends during the quarter, on average grew their annual dividends by a healthy 30% year-on-year. Many Japanese companies are growing dividends from a low base, having paid little attention to dividend policies in years past, but the mixture of earnings growth and increasing payout ratios offers the potential for continued

continued on page 15

12	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF MARCH 31, 2007, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF MARCH 31, 2007

Fund Inception: 10/31/06	3 MO	SINCE INCEPTION[1]
Matthews Asia Pacific Equity Income Fund	2.42%	10.51%
MSCI All Country Asia Pacific Index[2]	3.59%	10.30%

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the close of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

OPERATING EXPENSES[3]
Net Ratio: 3 months ended 3/31/07 (annualized)[4,5]	1.49%
Net Ratio: Fiscal Year 2006[5]	1.50%
Gross Ratio: Fiscal Year 2006[7]	2.93%

PORTFOLIO TURNOVER[6]
3 months ended 3/31/07 (annualized)[4]	17.02%
Fiscal Year 2006 (annualized)[7]	0.00%

TOP TEN HOLDINGS8

	COUNTRY	% OF NET ASSETS
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	4.6%
HSBC Holdings PLC	United Kingdom	4.6%
Lawson, Inc.	Japan	3.3%
Singapore Press Holdings, Ltd.	Singapore	3.1%
BOC Hong Kong Holdings, Ltd.	China/Hong Kong	3.0%
Public Bank BHD	Malaysia	3.0%
Hana Financial Group, Inc.	South Korea	3.0%
SK Telecom Co., Ltd.	South Korea	2.9%
Chunghwa Telecom Co., Ltd.	Taiwan	2.9%
Eisai Co., Ltd.	Japan	2.9%
% OF ASSETS IN TOP 10		33.3%

[1]	Actual returns, not annualized.
[2]

The MSCI All Country Asia Pacific Index is a free float-adjusted market capitalization–weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand. The Matthews Asia Pacific Equity Income Fund invests in countries that are not included in the MSCI All Country Asia Pacific Index. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[3]	Matthews Asian Funds do not charge 12b-1 fees.
[4]	Unaudited.
[5]

Includes management fee, administration and shareholder services fees after reimbursement, waiver or recapture or expenses by Advisor. The Advisor has agreed to waive fees and reimburse expenses to the extent needed to limit Total Annual Operating Expenses until October 31, 2009. Voluntary fee waivers by the Advisor may be discontinued at any time.

[6]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.
[7]	The Matthews Asia Pacific Equity Income Fund commenced operations on 10/31/06.
[8]	Holdings may include more than one security from same issuer.

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MATTHEWS ASIA PACIFIC EQUITY INCOME FUND

COUNTRY ALLOCATION
China/Hong Kong	19.0%
Japan	18.1%
Taiwan	11.7%
Singapore	11.6%
Malaysia	8.9%
Australia	7.0%
South Korea	5.9%
United Kingdom[1]	4.6%
New Zealand	3.1%
Thailand	3.0%
Philippines	2.3%
Indonesia	2.1%
India	1.9%
Cash, cash equivalents and other[2]	0.8%

SECTOR ALLOCATION
Financials	26.1%
Telecommunication Services	17.1%
Information Technology	15.4%
Consumer Discretionary	14.1%
Consumer Staples	7.4%
Health Care	7.1%
Industrials	6.8%
Energy	2.7%
Utilities	2.5%
Cash, cash equivalents and other[2]	0.8%

MARKET CAP EXPOSURE
Large cap (over $5 billion)	55.2%
Mid cap ($1–$5 billion)	32.1%
Small cap (under $1 billion)	11.9%
Cash, cash equivalents and other[2]	0.8%

NUMBER OF POSITIONS[2]	NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
52	$11.03	$45.2 million	2.00% within 90 calendar days	None

[1]	The United Kingdom is not included in the MSCI All Country Asia Pacific Index.
[2]	Includes BNY Hamilton Money Fund.

14	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF MARCH 31, 2007, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 12

dividend growth. So, while the absolute level of dividend payments in Japan remains low, especially in relation to earnings, it is the pace of change in dividends that continues to impress us.

The Fund’s dual focus on dividend growth and current yield often leads us to invest in companies that are perceived by the market to face either unattractive growth prospects or challenging business conditions. While this perception may at times be correct, especially in the short term, we believe that companies are often discounted in excess of their true growth potential. The former Hongkong and Shanghai Banking Corporation, known today as HSBC, illustrates this point. While the extent and pace of HSBC’s losses in its U.S. sub-prime mortgage lending business are a cause of concern, the market seems to have latched on to one facet of what is otherwise a global business with a considerable footprint in fast-growing emerging economies across the world. In 2006, HSBC derived almost 40% of its pre-tax profits from Asia, and these profits were 23% higher than in 2005. Furthermore, HSBC has a history of paying growing dividends, even during periods of slower earnings growth, and its balance sheet remains healthy. In 2006, while earnings per share grew by just 3%—due in large part to the provisioning related to its sub-prime mortgage lending—the company still raised its dividend payment by a healthy 11%. With an estimated yield of 5% and an attractive global footprint, which we believe offers great potential for future growth, we continue to view HSBC as a core holding for the Fund.

Our aim is to strike the right balance between constructing a portfolio that provides current yield while being invested in companies that will deliver consistent dividend growth. This becomes especially challenging when equity values rise, as we experienced in some markets in the region during this quarter—such as Singapore, Malaysia and Australia. That said, we believe that companies in the Asia Pacific region continue to offer good potential for both current income and healthy dividend growth.

800.789.ASIA [2742] www.matthewsfunds.com	15

MATTHEWS ASIA PACIFIC EQUITY INCOME FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

EQUITIES: 99.2%*

	SHARES	VALUE
CHINA/HONG KONG: 19.0%
BOC Hong Kong Holdings, Ltd.	567,000	$1,374,414
Hang Seng Bank, Ltd.	81,300	1,154,963
VTech Holdings, Ltd.	121,000	872,637
Café de Coral Holdings, Ltd.	474,000	856,579
ASM Pacific Technology, Ltd.	142,000	837,806
PetroChina Co., Ltd. H Shares	614,000	728,455
Huaneng Power International, Inc. H Shares	836,000	727,561
China Mobile, Ltd.	65,500	595,607
SA SA International Holdings, Ltd.	1,846,000	541,030
PetroChina Co., Ltd. ADR	4,200	491,778
CLP Holdings, Ltd.	58,000	423,485

Total China/Hong Kong		8,604,315

JAPAN: 18.1%
Lawson, Inc.	38,600	1,483,859
Eisai Co., Ltd.	26,900	1,289,757
Takeda Pharmaceutical Co., Ltd.	17,200	1,128,276
Monex Beans Holdings, Inc.	1,191	1,101,655
Tokyu REIT, Inc.	100	1,086,219
Hisamitsu Pharmaceutical Co., Inc.	26,500	782,586
Benesse Corp.	19,300	717,362
Nintendo Co., Ltd.	2,000	581,297

Total Japan		8,171,011

TAIWAN: 11.7%
Taiwan Semiconductor Manufacturing Co., Ltd.	919,000	1,885,655
Chunghwa Telecom Co., Ltd.	680,000	1,317,176
Taiwan Secom Co., Ltd.	622,000	994,313
President Chain Store Corp.	372,000	910,552
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	17,500	188,125

Total Taiwan		5,295,821

SINGAPORE: 11.6%
Singapore Press Holdings, Ltd.	479,000	$1,389,184
Venture Corp., Ltd.	124,000	1,193,290
Singapore Post, Ltd.	1,301,000	951,857
SMRT Corp., Ltd.	675,000	662,920
Yellow Pages (Singapore), Ltd.	779,000	662,367
StarHub, Ltd.	203,000	381,340

Total Singapore		5,240,958

MALAYSIA: 8.9%
Public Bank BHD	527,800	1,350,985
Maxis Communications BHD	367,000	1,263,138
Malayan Banking BHD	217,300	804,466
Berjaya Sports Toto BHD	451,200	608,125

Total Malaysia		4,026,714

AUSTRALIA: 7.0%
Coca-Cola Amatil, Ltd.	134,498	957,638
Insurance Australia Group, Ltd.	176,554	837,101
TABCORP Holdings, Ltd.	52,393	699,031
St. George Bank, Ltd.	23,464	665,036

Total Australia		3,158,806

SOUTH KOREA: 5.9%
Hana Financial Group, Inc.	25,790	1,335,005
SK Telecom Co., Ltd. ADR	31,300	733,046
SK Telecom Co., Ltd.	2,940	598,438

Total South Korea		2,666,489

UNITED KINGDOM: 4.6%
HSBC Holdings PLC	67,600	1,174,900
HSBC Holdings PLC ADR	10,100	886,881

Total United Kingdom		2,061,781

16	MATTHEWS ASIAN FUNDS

MARCH 31, 2007

	SHARES	VALUE
NEW ZEALAND: 3.1%
Fisher & Paykel Appliances Holdings, Ltd.	345,798	$906,569
Auckland International Airport, Ltd.	278,710	479,824

Total New Zealand		1,386,393

THAILAND: 3.0%
Advanced Info Service Public Co., Ltd.	425,600	814,487
Hana Microelectronics Public Co., Ltd.	705,600	534,087

Total Thailand		1,348,574

PHILIPPINES: 2.3%
Globe Telecom, Inc.	40,950	1,043,907

Total Philippines		1,043,907

INDONESIA: 2.1%
PT Telekomunikasi Indonesia	559,000	603,414
PT Telekomunikasi Indonesia ADR	8,200	353,748

Total Indonesia		957,162

INDIA: 1.9%
HCL-Infosystems, Ltd.**	299,167	884,045

Total India		884,045

TOTAL EQUITIES		44,845,976

(Cost $43,373,613)

MONEY MARKET MUTUAL FUND: 2.2%*
BNY Hamilton Money Fund	988,909	$988,909

(Cost $988,909)

TOTAL INVESTMENTS: 101.4%		45,834,885
(Cost $44,362,522***)

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS: –1.4%		(646,716)

NET ASSETS: 100.0%		$45,188,169

*	As a percentage of net assets as of March 31, 2007
**	Fair valued under direction of the Board of Trustees
***	Cost of investments is $44,362,522 and net unrealized appreciation consists of:

Gross unrealized appreciation	$2,484,149
Gross unrealized depreciation	(1,011,786)

Net unrealized appreciation	$1,472,363

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See accompanying notes to schedules of investments.

800.789.ASIA [2742] www.matthewsfunds.com	17

MATTHEWS PACIFIC TIGER FUND (CLOSED TO MOST NEW INVESTORS)

FUND DESCRIPTION	SYMBOL: MAPTX

Under normal market conditions, the Matthews Pacific Tiger Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in the Pacific Tiger countries of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan, Thailand and (as of April 30, 2007) Vietnam.

PORTFOLIO MANAGERS

Lead Manager: Mark W. Headley	Co-Manager: Richard H. Gao

PORTFOLIO MANAGER COMMENTARY

The Matthews Pacific Tiger Fund had a lack-luster return of –0.72% in the first quarter of 2007, versus the MSCI All Country Far East ex-Japan Index’s return of 1.46% and the MSCI All Country Asia ex-Japan Index’s return of 1.04%. The first index is the Fund’s historical benchmark; the second was added several years ago, given its inclusion of the increasingly important Indian market. The Lipper Pacific ex-Japan Funds Category Average returned 3.40% for the quarter, which was notable for its volatility.

The portfolio saw strong returns from a number of consistent performers from the past few years of positive returns. Hang Lung Group has grown to be one of the largest positions in the Fund. As a long-established Hong Kong property holding company, the group has gone aggressively into China, with impressive results so far. NHN Corporation continues to define itself as one of Asia’s most unique Internet companies, maintaining its position within its home market in Korea and expanding to neighboring markets competently. The industrial sector of the portfolio performed well, with a recovery in the Singaporean water filtration company Hyflux and continued strong performance of Fraser and Neave, largely due to its property exposure in Singapore. Singapore was a notable area of strength for the portfolio as a whole.

On a country basis, the portfolio was hurt by negative returns from Korea and India. Indonesia also saw a pullback across most holdings. Most other markets showed little direction for the quarter as a whole but generally recovered from the sharp fall in late February. The new positions in Malaysia have so far been a modest positive addition. On a sector basis, consumer and health care–related companies were a significant negative for the portfolio: both are areas in which the portfolio is significantly overweight relative to the regional benchmarks. The Fund has always been willing to build major positions continued on page 21

18	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF MARCH 31, 2007, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF MARCH 31, 2007

Fund Inception: 9/12/94	3 MO	1 YR	Average Annual Total Returns
			3 YRS	5 YRS	10 YRS	SINCE INCEPTION
Matthews Pacific Tiger Fund	–0.72%	17.13%	22.18%	21.02%	9.81%	9.13%
MSCI All Country Far East ex-Japan Index[1]	1.46%	23.96%	20.96%	17.68%	3.40%	2.94%[2]
MSCI All Country Asia ex-Japan Index[3]	1.04%	23.54%	22.02%	18.75%	4.38%	3.31%[2]
Lipper Pacific ex-Japan Funds Category Average[4]	3.40%	23.79%	22.41%	18.58%	6.76%	6.33%[2]

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the close of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

OPERATING EXPENSES[5]
Net Ratio: 3 months ended 3/31/07 (annualized)[6,7]	1.11%
Net Ratio: Fiscal Year 2006[7]	1.16%
Gross Ratio: Fiscal Year 2006	1.18%

PORTFOLIO TURNOVER[8]
3 months ended 3/31/07 (annualized)[6]	49.75%
Fiscal Year 2006	18.80%

[1]

The MSCI All Country Far East ex-Japan Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand. The Matthews Pacific Tiger Fund invests in countries that are not included in the MSCI All Country Far East ex-Japan Index. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[2]	Calculated from 8/31/94.
[3]

The MSCI All Country Asia ex-Japan Index is a free float–adjusted market capitalization–weighted index of the stock of markets of China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan, and Thailand. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[4]

As of 3/31/07, the Lipper Pacific ex-Japan Funds Category Average consisted of 50 funds for the three-month period, 48 funds for the one-year period, 47 funds for the three-year period, 43 funds for the five-year period, 23 funds for the 10-year period, and 12 funds since 8/31/94. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.

[5]	Matthews Asian Funds do not charge 12b-1 fees.
[6]	Unaudited.
[7]

Includes management fee, administration and shareholder services fees after reimbursement, waiver or recapture of expenses by Advisor. Voluntary fee waivers by the Advisor may be discontinued at any time.

[8]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] www.matthewsfunds.com	19

MATTHEWS PACIFIC TIGER FUND (CLOSED TO MOST NEW INVESTORS)

TOP TEN HOLDINGS1

	COUNTRY	% OF NET ASSETS
Hang Lung Group, Ltd.	China/Hong Kong	3.3%
Hana Financial Group, Inc.	South Korea	3.1%
Lenovo Group, Ltd.	China/Hong Kong	3.1%
Advanced Info Service Public Co., Ltd.	Thailand	2.8%
Swire Pacific, Ltd.	China/Hong Kong	2.8%
NHN Corp.	South Korea	2.8%
DBS Group Holdings, Ltd.	Singapore	2.7%
Dah Sing Financial Holdings, Ltd.	China/Hong Kong	2.7%
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	2.6%
AMOREPACIFIC Corp.	South Korea	2.6%
% OF ASSETS IN TOP 10		28.5%

COUNTRY ALLOCATION
China/Hong Kong	33.7%
South Korea	20.7%
Singapore	11.6%
India[2]	9.7%
Thailand	9.1%
Indonesia	5.1%
Taiwan	4.9%
Malaysia	4.2%
Philippines	0.4%
Cash, cash equivalents and other[3]	0.6%

SECTOR ALLOCATION
Financials	33.1%
Information Technology	15.1%
Consumer Discretionary	15.1%
Consumer Staples	12.2%
Health Care	9.6%
Industrials	8.6%
Telecommunication Services	5.7%
Cash, cash equivalents and other[3]	0.6%

MARKET CAP EXPOSURE
Large cap (over $5 billion)	41.2%
Mid cap ($1–$5 billion)	47.2%
Small cap (under $1 billion)	11.0%
Cash, cash equivalents and other[3]	0.6%

NUMBER OF POSITIONS[3]	NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
71	$23.54	$3.22 billion	2.00% within 90 calendar days	None

[1]	Holdings may include more than one security from same issuer.
[2]	India is not included in the MSCI All Country Far East ex-Japan Index.
[3]	Includes BNY Hamilton Money Fund.

20	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF MARCH 31, 2007, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 18

in market areas where benchmarks may have very little weighting. When these areas underperform, we have historically continued to increase their positions. This can lead to significant volatility and periods of very off-benchmark performance.

Looking across the region at the end of a challenging quarter, it is something of a relief that the markets appear to be taking risk more seriously—or at least talking a great deal about it. With rising interest rates in China and India, where in some cases valuations are quite stretched, the Fund continues to have a diversified portfolio and is only building new positions with some caution. New holdings have been added in Korea, Indonesia and China, all of smaller- and medium-sized companies. While the world continues to express concern over the uncertainty in both the Middle East and the U.S. economy, overall conditions in Asia appear reasonably healthy. The obvious threat within the region would be a major problem of some sort in China. Japan’s economy is still hardly appreciated despite its continued strength, and India is still too isolated to cause broad problems, in our opinion. Overall, the Fund is continuing its long search for exceptional Asian companies that define the future of the world’s most-important region.

800.789.ASIA [2742] www.matthewsfunds.com	21

MATTHEWS PACIFIC TIGER FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

EQUITIES: 99.4%*

	SHARES	VALUE
CHINA/HONG KONG: 33.7%
Hang Lung Group, Ltd.	30,303,000	$107,234,652
Lenovo Group, Ltd.	270,292,000	98,935,832
Swire Pacific, Ltd. A Shares	7,990,500	89,686,677
Dah Sing Financial Holdings, Ltd.	10,032,400	87,567,630
NWS Holdings, Ltd.	24,775,636	66,588,386
Television Broadcasts, Ltd.	10,362,700	64,787,598
Agile Property Holdings, Ltd.	63,112,000	62,195,226
Shangri-La Asia, Ltd.	22,824,000	56,494,037
Bank of Communications Co., Ltd. H Shares	49,491,000	50,862,319
Ping An Insurance (Group) Co. of China, Ltd. H Shares	10,077,500	49,397,613
Dairy Farm International Holdings, Ltd.	11,984,900	46,741,110
NetEase.com, Inc. ADR **	2,581,300	45,792,262
China Mobile, Ltd. ADR	914,650	41,022,053
Travelsky Technology, Ltd. H Shares †	20,406,000	35,936,080
Integrated Distribution Services Group, Ltd.	13,783,000	33,480,686
Dynasty Fine Wines Group, Ltd. †	77,862,000	33,084,001
Dickson Concepts International, Ltd. †	28,334,900	32,637,627
China Merchants Bank Co., Ltd. H Shares **	9,278,000	18,713,928
Li Ning Co., Ltd.	8,248,000	16,340,825
SCMP Group, Ltd.	32,396,000	11,692,164
Other Investments		35,800,398

Total China/Hong Kong		1,084,991,104

SOUTH KOREA: 20.7%
Hana Financial Group, Inc.	1,924,363	$99,613,603
NHN Corp. **	608,212	89,214,770
AMOREPACIFIC Corp.	152,635	84,040,109
Hanmi Pharmaceutical Co., Ltd.	386,069	49,859,039
Samsung Securities Co., Ltd.	888,160	48,335,238
Hite Brewery Co., Ltd.	382,037	45,683,634
Nong Shim Co., Ltd.	161,478	42,051,562
S1 Corp.	973,120	39,098,571
Yuhan Corp.	200,284	31,400,820
ON*Media Corp. **	3,669,480	29,798,923
Kookmin Bank	253,151	22,710,400
GS Home Shopping, Inc.	234,698	17,063,503
SK Telecom Co., Ltd. ADR	680,300	15,932,626
Kookmin Bank ADR	68,000	6,130,200
Pacific Corp.	13,652	2,002,526
Other Investments		45,330,437

Total South Korea		668,265,961

SINGAPORE: 11.6%
DBS Group Holdings, Ltd.	6,242,750	88,056,455
Fraser and Neave, Ltd.	23,832,750	80,115,364
Hyflux, Ltd. †	37,706,187	65,861,250
Venture Corp., Ltd.	6,524,800	62,790,153
Parkway Holdings, Ltd.	20,287,050	43,859,555
Keppel Land, Ltd.	5,424,000	33,963,682

Total Singapore		374,646,459

INDIA: 9.7%
Cipla, Ltd.***	12,196,873	65,551,352
Infosys Technologies, Ltd.***	1,246,624	56,059,791
Sun Pharmaceuticals Industries, Ltd.***	2,196,352	50,497,652
Titan Industries, Ltd. ***†	2,229,554	41,771,373
HDFC Bank, Ltd.***	1,952,568	41,649,244
Dabur India, Ltd.***	17,572,258	36,260,343
Bank of Baroda ***	4,547,022	21,956,263

Total India		313,746,018

22	MATTHEWS ASIAN FUNDS

MARCH 31, 2007

	SHARES	VALUE
THAILAND: 9.1%
Advanced Info Service Public Co., Ltd.	47,888,300	$91,645,704
Bangkok Bank Public Co., Ltd.	24,921,800	80,438,829
Land & Houses Public Co., Ltd.	173,222,300	36,613,682
Bank of Ayudhya Public Co., Ltd. NVDR	58,539,600	35,782,560
Thai Beverage Public Co., Ltd.	189,105,000	30,537,999
Amata Corp. Public Co., Ltd.	59,894,900	18,818,735

Total Thailand		293,837,509

INDONESIA: 5.1%
PT Bank Central Asia	69,945,500	39,092,827
PT Telekomunikasi Indonesia	34,940,500	37,716,595
PT Kalbe Farma **	249,644,000	33,103,478
PT Astra International	20,030,230	28,975,237
PT Ramayana Lestari Sentosa	277,326,000	24,617,431

Total Indonesia		163,505,568

TAIWAN: 4.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	41,185,159	84,505,992
President Chain Store Corp.	29,591,000	72,430,527

Total Taiwan		156,936,519

MALAYSIA: 4.2%
Resorts World BHD	12,096,500	60,176,370
Public Bank BHD	16,107,900	41,230,633
Top Glove Corp. BHD	13,027,480	33,911,011

Total Malaysia		135,318,014

PHILIPPINES: 0.4%
SM Prime Holdings, Inc.	56,072,000	13,364,311

Total Philippines		13,364,311

TOTAL EQUITIES		3,204,611,463

(Cost $2,393,574,957)

MONEY MARKET MUTUAL FUND: 0.1%*
BNY Hamilton Money Fund	3,052,731	$3,052,731

(Cost $3,052,731)

TOTAL INVESTMENTS: 99.5%		3,207,664,194
(Cost $2,396,627,688****)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.5%		17,222,483

NET ASSETS: 100.0%		$3,224,886,677

*	As a percentage of net assets as of March 31, 2007
**	Non–income producing security
***	Fair valued under direction of the Board of Trustees
****	Cost of investments is $2,396,627,688 and net unrealized appreciation consists of:

Gross unrealized appreciation	$859,430,264
Gross unrealized depreciation	(48,393,758)

Net unrealized appreciation	$811,036,506

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)
ADR	American Depositary Receipt
NVDR	Non-voting Depositary Receipt

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund’s holdings, as information on particular holdings may have been withheld if it was in the Fund’s interest to do so.

800.789.ASIA [2742] www.matthewsfunds.com	23

MATTHEWS ASIAN GROWTH AND INCOME FUND (CLOSED TO MOST NEW INVESTORS)

FUND DESCRIPTION	SYMBOL: MACSX

Under normal market conditions, the Matthews Asian Growth and Income Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying equity securities and the convertible securities, of any duration or quality, of companies located in Asia. Asia includes China, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan, Thailand and (as of April 30, 2007) Vietnam.

PORTFOLIO MANAGERS

Lead Manager: G. Paul Matthews	Co-Manager: Andrew T. Foster

PORTFOLIO MANAGER COMMENTARY

For the first quarter of 2007, the Matthews Asian Growth and Income Fund returned 2.46% while its benchmark, the MSCI All Country Far East ex-Japan Index, rose 1.46%. The Lipper Pacific ex-Japan Funds Category Average gained 3.40% over the same period.

Asian markets began the quarter much as they finished the prior one: Most were characterized by relative stability, and many continued to steadily appreciate in value. However, these conditions were reversed by the end of February, when a sharp sell-off in domestic Chinese equities appeared to trigger a global correction. Whether events in China or other factors were the root cause behind the decline in global equities is debatable. What is clear in either case is that many market participants were poised to sell after a period of prolonged stability. Despite continued on page 27

24	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF MARCH 31, 2007, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF MARCH 31, 2007

Fund Inception: 9/12/94	3 MO	1 YR	Average Annual Total Returns
			3 YRS	5 YRS	10 YRS	SINCE INCEPTION
Matthews Asian Growth and Income Fund	2.46%	18.99%	18.74%	19.64%	14.06%	12.61%
MSCI All Country Far East ex-Japan Index1	1.46%	23.96%	20.96%	17.68%	3.40%	2.94%[2]
Lipper Pacific ex-Japan Funds Category Average3	3.40%	23.79%	22.41%	18.58%	6.76%	6.33%[2]

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the close of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

30 -DAY SEC YIELD[4]
– 0.61%

OPERATING EXPENSES[6]
Net Ratio: 3 months ended 3/31/07 (annualized)[7,8]	1.14%
Net Ratio: Fiscal Year 2006[8]	1.19%
Gross Ratio: Fiscal Year 2006	1.20%

INCOME DISTRIBUTION YIELD[5]
3.23%

PORTFOLIO TURNOVER[9]
3 months ended 3/31/07 (annualized)[6]	22.63%
Fiscal Year 2006	28.37%

[1]

The MSCI All Country Far East ex-Japan Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand. The Matthews Asian Growth and Income Fund invests in countries that are not included in the MSCI All Country Far East ex-Japan Index. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[2]	Calculated from 8/31/94.
[3]

As of 3/31/07, the Lipper Pacific ex-Japan Funds Category Average consisted of 50 funds for the three-month period, 48 funds for the one-year period, 47 funds for the three-year period, 43 funds for the five-year period, 23 funds for the 10-year period, and 12 funds since 8/31/94. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.

[4]

The 30-day SEC Yield represents net investment income earned by the Fund over the 30-day period ended 3/31/07, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The SEC Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate, the income paid to a shareholder’s account, or the income reported in the Fund’s financial statements. Past yields are no guarantee of future yields.

[5]

The Income Distribution Yield represents the past two dividends (does not include capital gains) paid by the Fund for the period ended 3/31/07, expressed as an annual percentage rate based on the Fund’s share price on 3/31/07. Generally, the Fund has made distributions of net investment income twice each year and of capital gains, if any, annually. Past Income Distribution Yields are no guarantee of future yields or that any distributions will continue to be paid twice each year.

[6]	Matthews Asian Funds do not charge 12b-1 fees.
[7]	Unaudited.
[8]

Includes management fee, administration and shareholder services fees after reimbursement, waiver or recapture of expenses by Advisor. Voluntary fee waivers by the Advisor may be discontinued at any time.

[9]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] www.matthewsfunds.com	25

MATTHEWS ASIAN GROWTH AND INCOME FUND (CLOSED TO MOST NEW INVESTORS)

TOP TEN HOLDINGS1

HOLDING	COUNTRY	SECURITY TYPE	% OF NET ASSETS
Hong Kong Land Ltd.	China/Hong Kong	Convertible Bond	3.1%
HSBC Holdings PLC	United Kingdom	Equity	2.8%
Hang Lung Group, Ltd.	China/Hong Kong	Equity	2.7%
Fraser and Neave, Ltd.	Singapore	Equity	2.6%
SK Telecom Co., Ltd.	South Korea	Equity	2.5%
CLP Holdings, Ltd.	China/Hong Kong	Equity	2.4%
Cathay Financial Holding Co., Ltd.	Taiwan	Convertible Bond	2.2%
Nippon Building Fund, Inc.	Japan	Equity	2.0%
Rafflesia Capital, Ltd.	Malaysia	Convertible Bond	2.0%
Chunghwa Telecom Co., Ltd.	Taiwan	Equity	1.9%
% OF ASSETS IN TOP 10			24.2%

COUNTRY ALLOCATION
China/Hong Kong	30.7%
South Korea	14.1%
Taiwan	11.2%
Singapore	10.7%
India[2]	7.5%
Japan[2]	7.0%
Thailand	4.2%
Australia[2]	3.9%
Malaysia	3.5%
United Kingdom[2]	2.8%
Indonesia	2.2%
Philippines	1.0%
Cash, cash equivalents and other[3]	1.2%

SECTOR ALLOCATION
Financials	29.9%
Telecommunication Services	20.2%
Consumer Discretionary	16.6%
Utilities	9.1%
Industrials	7.5%
Information Technology	4.2%
Consumer Staples	4.2%
Health Care	4.0%
Energy	2.8%
Materials	0.3%
Cash, cash equivalents and other[3]	1.2%

MARKET CAP EXPOSURE
Large cap (over $5 billion)	57.5%
Mid cap ($1–$5 billion)	32.6%
Small cap (under $1 billion)	8.7%
Cash, cash equivalents and other [3]	1.2%

BREAKDOWN BY SECURITY[4]
Common Equities	74.7%
Convertible Bonds	21.3%
Preferred Equities	2.8%
Cash, cash equivalents and other[3]	1.2%

NUMBER OF POSITIONS[3]	NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
86	$19.14	$2.06 billion	2.00% within 90 calendar days	None

[1]	Holdings may include more than one security from same issuer.
[2]	Australia, India, Japan and the United Kingdom are not included in the MSCI All Country Far East ex-Japan Index.
[3]	Includes BNY Hamilton Money Fund.
[4]	As of 3/31/07, convertible bonds, which are not reflected in the Fund’s benchmark, the MSCI All Country Far East ex-Japan Index, accounted for 21.3% of the Matthews Asian Growth and Income Fund.

26	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF MARCH 31, 2007, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 24

this renewed volatility, however, most major Asian markets finished the quarter with positive returns; only India (down 3.6%), Hong Kong and Taiwan (each down less than 1%) posted negative returns.

Amidst this environment, we were relatively pleased with the Fund’s performance. The Fund outpaced its benchmark index, yet it did so with a lower degree of volatility: Daily price variations in the Fund were only about three-quarters of those of the MSCI All Country Far East ex-Japan Index.

An examination of the quarter’s top-contributing positions yields interesting results. Nine of the top 10 contributors derive the bulk of their economic value from property or real estate. From a fundamental perspective, that sector’s health has been mixed. Interest rates in the region’s largest markets have generally risen in the past few quarters. This has raised borrowing costs, and it may crimp some companies’ ability to borrow easily. Meanwhile, evidence of landlords’ ability to increase rents to offset such costs has been uneven. Rents in Singapore have fared well, though from a depressed base; the going has been tougher in other markets.

Nevertheless, investors’ appetite for real estate in the region continued unabated. This was particularly evident in the performance of Japanese REITs (real estate investment trusts). The Fund has held stakes in Japanese REITs since 2003 and continues to hold four REITs today. By country, Japan was the top contributor to Fund performance as a result of the combined performance of its REIT positions. This was somewhat out of keeping with the Fund’s composition: It has historically carried a relatively small weighting in Japan (roughly 7% as of March 31, 2007). Japanese REITs were also notable in that they have recently become some of the Fund’s most volatile positions. This, in part, is because the market has begun to hope for improved rents, on the back of a much-improved commercial real estate market in Tokyo and other major metropolitan areas. However, the REITs’ volatility may also be symptomatic of the uncertainty that hangs over the forward path of interest rates in Japan.

The Fund’s composition was largely unchanged during the quarter. It exited some of its holdings in corporate bonds to take advantage of lower valuations in dividend-paying common stocks amidst the sell-off that occurred during the quarter. The Fund also lowered its weighting in convertible bonds, having converted three larger bonds that were nearing maturity. The growth of the Asian convertible bond universe has remained lackluster; however, we hold out hope that new issuers—including the recently arrived private-equity investors in the region—will open up this market once again.

800.789.ASIA [2742] www.matthewsfunds.com	27

MATTHEWS ASIAN GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

COMMON EQUITIES: 74.7%*

	SHARES	VALUE
CHINA/HONG KONG: 25.0%
Hang Lung Group, Ltd.	15,449,000	$54,670,103
CLP Holdings, Ltd.	6,846,200	49,987,292
Hang Seng Bank, Ltd.	2,812,700	39,957,727
China Travel International Investment HK, Ltd.	71,714,000	33,500,493
CITIC Pacific, Ltd.	8,970,000	33,177,577
Television Broadcasts, Ltd.	5,262,000	32,898,023
HongKong Electric Holdings, Ltd.	5,914,500	30,354,060
Shangri-La Asia, Ltd.	12,043,740	29,810,703
Café de Coral Holdings, Ltd.	16,415,100	29,664,198
I-CABLE Communications, Ltd. †	129,144,000	27,767,572
Giordano International, Ltd.	54,735,000	26,619,697
PCCW, Ltd.	37,047,000	22,237,209
ASM Pacific Technology, Ltd.	3,559,500	21,001,209
Hong Kong & China Gas Co., Ltd.	7,989,000	17,852,171
Cheung Kong Infrastructure Holdings, Ltd.	4,475,500	15,579,907
Hang Lung Properties, Ltd.	5,216,920	14,588,814
Vitasoy International Holdings, Ltd.	33,359,000	14,003,650
PetroChina Co., Ltd. H Shares	9,756,000	11,574,598
PetroChina Co., Ltd. ADR	64,650	7,569,868
China-Hong Kong Photo Products Holdings, Ltd.	14,998,003	1,573,989
CITIC 1616 Holdings, Ltd.**,***	448,500	148,094

Total China/Hong Kong		514,536,954

SINGAPORE: 10.7%
Fraser and Neave, Ltd.	16,069,100	54,017,342
Singapore Press Holdings, Ltd.	12,952,500	37,564,512
CapitaMall Trust REIT	13,841,900	34,304,811
StarHub, Ltd.	17,275,714	32,452,813
Parkway Holdings, Ltd.	14,242,200	30,790,901
Singapore Post, Ltd.	33,312,000	24,372,224
Yellow Pages (Singapore), Ltd.	5,559,000	4,726,698
Other Investmants		1,676,248

Total Singapore		219,905,549

TAIWAN: 9.0%
Far EasTone Telecommunications Co., Ltd.	35,067,000	$39,844,047
Chunghwa Telecom Co., Ltd. ADR	1,717,150	34,205,628
President Chain Store Corp.	13,430,000	32,872,900
Taiwan Semiconductor Manufacturing Co., Ltd.	15,073,000	30,927,617
Taiwan Secom Co., Ltd.	13,195,779	21,094,425
SinoPac Financial Holdings Co., Ltd.	44,775,047	20,566,321
Chunghwa Telecom Co., Ltd.	3,073,960	5,954,334

Total Taiwan		185,465,272

SOUTH KOREA: 7.8%
SK Telecom Co., Ltd.	205,630	41,856,021
Hana Financial Group, Inc.	685,369	35,477,753
KT Corp.	505,730	22,684,743
Korea Electric Power Corp.	480,590	19,181,712
KT Corp. ADR	718,800	16,093,932
SK Telecom Co., Ltd. ADR	395,300	9,257,926
Daehan City Gas Co., Ltd.	280,300	7,388,861
Korea Electric Power Corp. ADR	259,750	5,195,000
G11R, Inc.	309,540	4,408,839

Total South Korea		161,544,787

JAPAN: 7.0%
Nippon Building Fund, Inc. REIT	2,538	41,998,473
Japan Retail Fund Investment Corp. REIT	2,860	28,153,428
Tokyu REIT, Inc.	2,543	27,622,539
Japan Real Estate Investment Corp. REIT	2,039	26,992,872
Kao Corp.	682,000	19,966,904

Total Japan		144,734,216

28	MATTHEWS ASIAN FUNDS

MARCH 31, 2007

	SHARES	VALUE
THAILAND: 4.2%
Advanced Info Service Public Co., Ltd.	18,935,000	$36,236,647
BEC World Public Co., Ltd.	47,386,400	29,506,527
Charoen Pokphand Foods Public Co., Ltd.	46,820,800	6,232,074
Aeon Thana Sinsap Public Co., Ltd.	2,995,600	3,935,950
Thai Reinsurance Public Co., Ltd.	25,672,800	3,886,485
MCOT Public Co., Ltd.	5,364,700	3,815,511
Charoen Pokphand Foods Public Co., Ltd. Foreign shares	28,587,300	3,805,108

Total Thailand		87,418,302

AUSTRALIA: 3.9%
Insurance Australia Group, Ltd.	7,864,808	37,289,665
AXA Asia Pacific Holdings, Ltd.	5,391,885	31,497,824
Rural Press, Ltd.	1,131,130	12,446,698

Total Australia		81,234,187

UNITED KINGDOM: 2.8%
HSBC Holdings PLC ADR	616,200	54,108,522
HSBC Holdings PLC	196,800	3,420,419

Total United Kingdom		57,528,941

INDONESIA: 2.2%
PT Telekomunikasi Indonesia ADR	745,500	$32,160,870
PT Tempo Scan Pacific	139,445,000	12,836,581

Total Indonesia		44,997,451

INDIA: 1.1%
GAIL India, Ltd. ****	3,597,158	21,629,294

Total India		21,629,294

PHILIPPINES: 1.0%
Globe Telecom, Inc.	781,160	19,913,509

Total Philippines		19,913,509

TOTAL COMMON EQUITIES		1,538,908,462

(Cost $1,094,290,872)

See footnotes on page 31.

800.789.ASIA [2742] www.matthewsfunds.com	29

MATTHEWS ASIAN GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS (UNAUDITED) (continued)

PREFERRED EQUITIES: 2.8%*

	SHARES	VALUE
SOUTH KOREA: 2.8%
Hyundai Motor Co., Ltd., Pfd.	566,280	$21,247,538
Hyundai Motor Co., Ltd., 2nd Pfd.	305,760	11,992,500
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	119,550	9,746,476
LG Household & Health Care, Ltd., Pfd.	177,830	8,534,252
LG Chem, Ltd., Pfd.	242,450	6,262,261

Total South Korea		57,783,027

TOTAL PREFERRED EQUITIES		57,783,027

(Cost $ 25,013,795)
INTERNATIONAL DOLLAR BONDS: 21.3%*
	FACE AMOUNT	VALUE
INDIA: 6.4%
Housing Development Finance Corp., Cnv. 0.000%, 09/27/10	$31,800,000	$39,034,500
Sun Pharmaceuticals Industries, Ltd., Cnv. 0.000%, 11/26/09	26,269,000	37,958,705
Reliance Communications, Ltd., Cnv. 0.000%, 05/10/11	22,290,000	25,494,188
Tata Motors, Ltd., Cnv. 1.000%, 04/27/11	17,949,000	21,000,330
Tata Power Co., Ltd. Cnv. 1.000%, 02/25/10	8,564,000	9,463,220

Total India		132,950,943

CHINA/HONG KONG: 5.7%
Hong Kong Land CB 2005, Ltd., Cnv. 2.750%, 12/21/12	48,400,000	64,202,600
CNOOC Finance 2004, Ltd., Cnv. 0.000%, 12/15/09	31,603,000	37,923,600
Brilliance China Finance, Ltd. Cnv. 0.000%, 06/07/11	13,150,000	15,740,550

Total China/Hong Kong		117,866,750

MALAYSIA: 3.5%
Rafflesia Capital, Ltd. Cnv. 1.250%, 10/04/11	37,700,000	41,988,375
Prime Venture Labuan, Ltd., Cnv. 1.000%, 12/12/08	14,740,000	19,788,450
YTL Power Finance Cayman, Ltd. Cnv. 0.000%, 05/09/10	9,400,000	10,868,280

Total Malaysia		72,645,105

SOUTH KOREA: 3.5%
SK Telecom Co., Ltd., Cnv. 0.000%, 05/27/09	29,430,000	35,757,450
LG.Philips LCD Co., Ltd., Cnv. 0.000%, 04/19/10	33,550,000	35,396,928

Total South Korea		71,154,378

30	MATTHEW ASIAN FUNDS

MARCH 31, 2007

	FACE AMOUNT	VALUE
TAIWAN: 2.2%
Cathay Financial Holding Co., Ltd., Cnv. 0.000%, 05/20/07	$30,706,000	$44,830,760

Total Taiwan		44,830,760

TOTAL INTERNATIONAL DOLLAR BONDS		439,447,936

(Cost $389,606,835)

	SHARES	VALUE
MONEY MARKET MUTUAL FUND: 0.9%*
BNY Hamilton Money Fund	18,718,633	$18,718,633

(Cost $18,718,633)

TOTAL INVESTMENTS: 99.7%		2,054,858,058
(Cost $1,527,630,135*****)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.3%		5,966,948

NET ASSETS: 100.0%		$2,060,825,006

*	As a percentage of net assets as of March 31, 2007
**	Non–income producing security
***	Illiquid security
****	Fair valued under direction of the Board of Trustees
*****	Cost of investments is $1,527,630,135 and net unrealized appreciation consists of:

Gross unrealized appreciation	$547,131,612
Gross unrealized depreciation	(19,903,689)

Net unrealized appreciation	$527,227,923

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)
ADR	American Depositary Receipt
Cnv.	Convertible
Pfd.	Preferred
REIT	Real Estate Investment Trust

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund’s holdings, as information on particular holdings may have been withheld if it was in the Fund’s interest to do so.

800.789.ASIA [2742] www.matthewsfunds.com	31

MATTHEWS ASIAN TECHNOLOGY FUND

FUND DESCRIPTION	SYMBOL: MATFX

Under normal market conditions, the Matthews Asian Technology Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia that derive greater than 50% of their revenues from the sale of products or services in technology-related industries and services. Asia includes China, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan, Thailand and (as of April 30, 2007) Vietnam.

Matthews considers technology-related industries and businesses to include, but not be limited to, the following: telecommunications, telecommunications equipment, computers, semiconductors, semiconductor capital equipment, networking, Internet and online service companies, media, office automation, server hardware producers, software companies (e.g., design, consumer and industrial), biotechnology and medical device technology companies, pharmaceuticals and companies involved in the distribution and servicing of these products.

PORTFOLIO MANAGERS

Lead Manager: J. Michael Oh	Co-Manager: Mark W. Headley

PORTFOLIO MANAGER COMMENTARY

For the three-month period ended March 31, 2007, the Matthews Asian Technology Fund declined 0.88%, slightly underperforming the MSCI/Matthews Asian Technology Index, which lost 0.27%, and the Lipper Science and Technology Funds Category Average, which gained 1.22%.

The Asian technology sector had a relatively weak start in the first quarter of the year as prices of key products declined and demand for consumer electronics was generally weak during the quarter.

The Fund gained most from its positions in the telecommunications sector, which continued to outperform the information technology sector following its strong outperformance last year. The expectation of increasing yield in the Japanese telecommunication sector and fast-growing subscriber numbers in emerging markets such as India and China contributed to the sector’s strong performance. The overall valuation of the telecommunication services sector in the developed countries of the region remains attractive.

The technology hardware and equipment industry was the worst performer during the quarter due to concerns over declining prices and weak demand for key consumer electronics. The first quarter of the year is typically a slow season for consumer electronics sales, as consumers do most of their spending in the last quarter of the year. The semiconductor industry was the second-worst performer in the Fund, mainly due to falling DRAM (dynamic random access memory) prices. DRAM product prices decreased in part due to capacity expansion, as some DRAM manufacturers have continued on page 35

32	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF MARCH 31, 2007, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF MARCH 31, 2007

Fund Inception: 12/27/99	3 MO	1 YR	Average Annual Total Returns
			3 YRS	5 YRS	SINCE INCEPTION
Matthews Asian Technology Fund	–0.88%	11.03%	14.35%	13.50%	–2.55%
MSCI/Matthews Asian Technology Index[1]	–0.27%	9.86%	8.41%	8.24%	–7.84%[2]
Lipper Science and Technology Funds Category Average[3]	1.22%	0.65%	5.51%	2.90%	–9.80%[2]

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the close of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

OPERATING EXPENSES[4]
Net Ratio: 3 months ended 3/31/07 (annualized)[5,6]	1.23%
Net Ratio: Fiscal Year 2006[6]	1.39%
Gross Ratio: Fiscal Year 2006	1.41%

PORTFOLIO TURNOVER[7]
3 months ended 3/31/07 (annualized)[5]	73.40%
Fiscal Year 2006	34.77%

[1]

The MSCI/Matthews Asian Technology Index is a free float–adjusted market capitalization–weighted index of Asian equities tracking a broad range of technology stocks including semiconductor equipment and products, communications equipment, computers and peripherals, electronic equipment and instruments, office electronics, software, IT consulting and services, Internet software and services, diversified telecommunications services, and wireless telecommunications services. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[2]	Calculated from 12/31/99.
[3]

As of 3/31/07, the Lipper Science and Technology Funds Category Average consisted of 295 funds for the three-month period, 288 funds for the one-year period, 262 funds for the three-year period, 242 funds for the five-year period, and 112 funds since 12/31/99. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.

[4]	Matthews Asian Funds do not charge 12b-1 fees.
[5]	Unaudited.
[6]

Includes management fee, administration and shareholder services fees after reimbursement, waiver or recapture of expenses by Advisor. Voluntary fee waivers by the Advisor may be discontinued at any time.

[7]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] www.matthewsfunds.com	33

MATTHEWS ASIAN TECHNOLOGY FUND

TOP TEN HOLDINGS1

	COUNTRY	% OF NET ASSETS
Samsung Electronics Co., Ltd.	South Korea	7.1%
NHN Corp.	South Korea	4.4%
Sony Corp.	Japan	3.5%
The9, Ltd.	China/Hong Kong	3.4%
Nintendo Co., Ltd.	Japan	3.3%
HON HAI Precision Industry Co., Ltd.	Taiwan	3.2%
China Mobile, Ltd.	China/Hong Kong	3.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	3.1%
Canon, Inc.	Japan	2.9%
Infosys Technologies, Ltd.	India	2.8%
% OF ASSETS IN TOP 10		36.9%

COUNTRY ALLOCATION
Japan	35.6%
South Korea	19.0%
China/Hong Kong	18.2%
Taiwan	13.7%
India	9.2%
Indonesia	1.7%
Singapore	1.4%
Thailand	1.0%
Cash, cash equivalents and other[2]	0.2%

SECTOR ALLOCATION
Information Technology	69.2%
Telecommunication Services	13.2%
Consumer Discretionary	9.8%
Health Care	3.3%
Materials	3.1%
Industrials	1.2%
Cash, cash equivalents and other[2]	0.2%

MARKET CAP EXPOSURE
Large cap (over $5 billion)	74.5%
Mid cap ($1–$5 billion)	10.9%
Small cap (under $1 billion)	14.4%
Cash, cash equivalents and other[2]	0.2%

NUMBER OF POSITIONS[2]	NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
51	$7.85	$144.2 million	2.00% within 90 calendar days	None

[1]	Holdings may include more than one security from same issuer.
[2]	Includes BNY Hamilton Money Fund.

34	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF MARCH 31, 2007, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 32

converted their production lines from flash memory products back to DRAM production.

On a company basis, the largest contributor during the quarter was NHN, South Korea’s dominant Internet search, casual game and portal. NHN recorded strong growth last year, and a positive growth outlook for the current year contributed to its strong performance. Sony was the second-largest contributor to Fund performance. The company has been restructuring its consumer electronics business and benefited from improved profitability. Sony is expected to continue its restructuring efforts in various areas, and the outlook for the current fiscal year’s earnings remains positive.

Samsung Electronics was the worst performer in the Fund; the company has been mainly hurt by declining prices of DRAM products and increasing competition in the handset business.

By country, overall returns were strongest in India and Singapore, while the Fund’s positions in Taiwan and Korea were the largest drag on Fund performance. Taiwanese and Korean technology companies lagged other countries due to their broad exposure to the hardware and memory industries. Taiwanese technology companies have large exposure to the PC, notebook and other consumer electronic hardware manufacturing services industries, and Korea is home to the world’s largest and second-largest DRAM manufacturers. Despite the Indian market’s overall weak performance during the quarter, the Fund’s holdings performed well, making India the largest contributor to Fund performance during the period.

The Fund made a few changes in the Internet, information technology services and health care sectors during the quarter. The Fund continues to overweight China, India and Korea and underweight Japan; it is underweight in the diversified telecommunication services sector while taking a selective overweight position in the wireless telecommunication services industry in emerging countries in the region compared to the benchmark. The Fund continues to look for long-term opportunities in a broad range of technology industries that we believe are poised to benefit from increasing demand from Asian consumers and overall growth in the Asia Pacific region.

800.789.ASIA [2742] www.matthewsfunds.com	35

MATTHEWS ASIAN TECHNOLOGY FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

EQUITIES: 99.8%*

	SHARES	VALUE
JAPAN: 35.6%

Sony Corp.	100,300	$5,098,413
Nintendo Co., Ltd.	16,585	4,820,403
Canon, Inc. ADR	79,200	4,251,456
Murata Manufacturing Co., Ltd.	49,000	3,576,035
KDDI Corp.	399	3,186,176
Sumco Corp.	76,400	3,176,850
Yahoo! Japan Corp.	9,132	3,150,168
Keyence Corp.	13,250	2,989,795
Hoya Corp.	83,000	2,753,988
Sharp Corp.	131,000	2,523,506
SoftBank Corp.	85,300	2,193,304
Hirose Electric Co., Ltd.	17,200	2,068,262
Nidec Corp.	31,400	2,025,119
Ibiden Co., Ltd.	38,400	1,991,039
Nitto Denko Corp.	42,200	1,980,363
NTT Data Corp.	372	1,890,937
Nomura Research Institute, Ltd.	64,100	1,887,534
Eisai Co., Ltd.	36,900	1,769,221

Total Japan		51,332,569

SOUTH KOREA: 19.0%

Samsung Electronics Co., Ltd.	17,008	10,178,044
NHN Corp. **	43,324	6,354,923
ON*Media Corp. **	356,210	2,892,692
CDNetworks Co., Ltd. **	96,223	2,730,819
Techno Semichem Co., Ltd.	92,655	2,437,515
JVM Co., Ltd.	33,940	1,706,380
Osstem Implant Co., Ltd. **	21,901	1,047,561

Total South Korea		27,347,934

CHINA/HONG KONG: 18.2%

The9, Ltd. ADR **	145,008	$4,892,570
China Mobile, Ltd. ADR	103,200	4,628,520
Tencent Holdings, Ltd.	1,129,000	3,684,584
Baidu.com ADR **	25,700	2,481,335
Sina Corp. **	61,000	2,050,210
Ctrip.com International, Ltd. ADR	30,300	2,029,646
China Communications Services Corp., Ltd. H Shares **	2,964,000	2,006,727
Focus Media Holding, Ltd. ADR **	20,600	1,616,276
ZTE Corp. H Shares	323,800	1,520,888
Sohu.com, Inc. **	61,300	1,313,659

Total China/Hong Kong		26,224,415

TAIWAN: 13.7%

HON HAI Precision Industry Co., Ltd.	692,218	4,643,793
Taiwan Semiconductor Manufacturing Co., Ltd.	2,163,470	4,439,128
MediaTek, Inc.	251,400	2,886,861
Foxconn International Holdings, Ltd. **	801,000	2,444,980
Foxconn Technology Co., Ltd.	204,950	2,325,599
Lite-On Technology Corp.	1,261,000	1,629,027
InnoLux Display Corp. **	578,000	1,365,877

Total Taiwan		19,735,265

INDIA: 9.2%

Infosys Technologies, Ltd. ***	89,591	4,028,843
Bharti Airtel, Ltd. **, ***	183,049	3,178,184
Tata Consultancy Services, Ltd. ***	90,156	2,552,370
Glenmark Pharmaceuticals, Ltd. ***	135,218	1,887,857
Info Edge India, Ltd. **, ***	106,030	1,632,640

Total India		13,279,894

INDONESIA: 1.7%

PT Telekomunikasi Indonesia ADR	55,400	2,389,956

Total Indonesia		2,389,956

36	MATTHEWS ASIAN FUNDS

MARCH 31, 2007

	SHARES	VALUE
SINGAPORE: 1.4%
Unisteel Technology, Ltd.	1,056,000	$2,046,363

Total Singapore		2,046,363

THAILAND: 1.0%
Advanced Info Service Public Co., Ltd.	787,500	1,507,069

Total Thailand		1,507,069

TOTAL EQUITIES		143,863,465

(Cost $ 119,743,997)

MONEY MARKET MUTUAL FUND: 0.3%*
BNY Hamilton Money Fund	433,753	$433,753

(Cost $ 433,753)

TOTAL INVESTMENTS: 100.1%		144,297,218
(Cost $120,177,750****)

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS: -0.1%		(83,224)

NET ASSETS: 100.0%		$144,213,994

*	As a percentage of net assets as of March 31, 2007
**	Non–income producing security
***	Fair valued under direction of the Board of Trustees
****	Cost of investments is $120,177,750 and net unrealized appreciation consists of:

Gross unrealized appreciation	$28,320,973
Gross unrealized depreciation	(4,201,505)

Net unrealized appreciation	$24,119,468

ADR	American Depositary Receipt

See accompanying notes to schedules of investments.

800.789.ASIA [2742] www.matthewsfunds.com	37

MATTHEWS CHINA FUND

FUND DESCRIPTION	SYMBOL: MCHFX

Under normal market conditions, the Matthews China Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in China. China includes its political, administrative and other districts, such as Hong Kong.

PORTFOLIO MANAGERS

Lead Manager: Richard H. Gao
Co-Managers: Mark W. Headley and G. Paul Matthews

PORTFOLIO MANAGER COMMENTARY

The Matthews China Fund gained 3.44% for the first quarter of 2007, outperforming its benchmark MSCI China Index, which was down 2.30%. The Fund also outperformed the Lipper China Region Funds Category Average, which gained 3.00% for the same period.

After a huge rally in 2006, Chinese equities became extremely volatile during the first quarter of 2007. While China’s economic fundamentals remained generally solid and corporate earnings growth was strong, investors were more concerned about stock market valuations and the tightening measures taken by the Chinese central bank to prevent the economy from overheating. Meanwhile, with more H shares listed in the domestic A-share market, the relationship among the domestic A shares and the Hong Kong–listed H shares and Red Chips is increasing. Any major movements in the domestic stock market are having a bigger impact on Chinese equities listed in Hong Kong than in the past. During the quarter, the A-share market experienced extreme volatility after reaching historical high levels. As a result, Hong Kong–listed Chinese shares were affected, also experiencing high volatility. The MSCI China Index fell sharply in the first two months of the quarter but recovered most of its losses in March.

The Fund saw most of its gains in the industrials, consumer discretionary and materials sectors. Industrial and materials companies have become the key beneficiaries of China’s strong overall economy, driven in large part by investment growth. Some of the industrial companies that provided strong positive returns for the portfolio included transportation companies, port operators, airlines, airports, and builders of roads and bridges. China’s huge demand for and capacity constraints of container board and cement also drove up performance of the two materials companies in the portfolio. On the negative side, the Fund’s positions in the financials continued on page 41

38	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF MARCH 31, 2007, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF MARCH 31, 2007

Fund Inception: 2/19/98			Average Annual Total Returns
	3 MO	1 YR	3 YRS	5 YRS	SINCE INCEPTION
Matthews China Fund	3.44%	41.99%	22.36%	22.56%	12.86%
MSCI China Index[1]	–2.30%	47.15%	31.15%	29.50%	1.92%[2]
Lipper China Region Funds Category Average[3]	3.00%	38.24%	22.39%	20.64%	10.95%[2]

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the close of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

OPERATING EXPENSES[4]
Net Ratio: 3 months ended 3/31/07 (annualized)[5,6]	1.12%
Net Ratio: Fiscal Year 2006[6]	1.26%
Gross Ratio: Fiscal Year 2006	1.27%

PORTFOLIO TURNOVER[7]
3 months ended 3/31/07 (annualized)[5]	32.37%
Fiscal Year 2006	11.65%

[1]

The MSCI China Index is a free float–adjusted market capitalization–weighted index of Chinese equities that includes China-affiliated corporations and H shares listed on the Hong Kong exchange, and B shares listed on the Shanghai and Shenzhen exchanges. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[2]	Calculated from 2/28/98.
[3]

As of 3/31/07, the Lipper China Region Funds Category Average consisted of 52 funds for the three-month period, 51 funds for the one-year period, 26 funds for the three-year period, 22 funds for the five-year period, and 16 funds since 2/28/98. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.

[4]	Matthews Asian Funds do not charge 12b-1 fees.
[5]	Unaudited.
[6]

Includes management fee, administration and shareholder services fees after reimbursement, waiver or recapture of expenses by Advisor. Voluntary fee waivers by the Advisor may be discontinued at any time.

[7]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] www.matthewsfunds.com	39

MATTHEWS CHINA FUND

TOP TEN HOLDINGS1

	SECTOR	% OF NET ASSETS
China Vanke Co., Ltd.	Financials	5.2%
China Life Insurance Co., Ltd.	Financials	4.1%
China Mobile, Ltd.	Telecommunication Services	3.7%
Shanghai Zhenhua Port Machinery Co., Ltd.	Industrials	3.6%
Swire Pacific, Ltd.	Financials	3.4%
China Shenhua Energy Co., Ltd.	Energy	3.1%
Li & Fung, Ltd.	Consumer Discretionary	2.5%
Huaneng Power International, Inc.	Utilities	2.5%
Dongfeng Motor Group Co., Ltd.	Consumer Discretionary	2.4%
China Communications Construction Co., Ltd.	Industrials	2.3%
% OF NET ASSETS IN TOP 10		32.8%

CHINA EXPOSURE[2]
H Share	42.4%
SAR (Hong Kong)	31.2%
China-affiliated corporations	11.9%
B Share	8.8%
Overseas Limited	4.4%
Cash, cash equivalents and other[3]	1.3%

SECTOR ALLOCATION
Financials	23.8%
Consumer Discretionary	17.9%
Industrials	15.6%
Energy	9.8%
Information Technology	9.5%
Utilities	7.1%
Telecommunication Services	6.3%
Materials	4.6%
Consumer Staples	4.1%
Cash, cash equivalents and other[3]	1.3%

MARKET CAP EXPOSURE
Large cap (over $5 billion)	63.8%
Mid cap ($1–$5 billion)	27.3%
Small cap (under $1 billion)	7.6%
Cash, cash equivalents and other[3]	1.3%

NUMBER OF POSITIONS[3]	NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
57	$24.99	$1.11 billion	2.00% within 90 calendar days	None

[1]	Holdings may include more than one security from same issuer.
[2]

H Shares are mainland China companies listed on the Hong Kong exchange but incorporated in mainland China. SAR (Hong Kong) companies are companies that conduct business in Hong Kong and/or mainland China. China-affiliated corporations, also known as “Red Chips,” are mainland China companies with partial state ownership listed and incorporated in Hong Kong. B Shares are mainland Chinese companies listed on the Shanghai and Shenzhen stock exchanges, available to both Chinese and non-Chinese investors. Overseas Listed companies are companies that conduct business in mainland China but are listed in overseas markets such as Japan, Singapore, Taiwan and the United States.

[3]	Includes BNY Hamilton Money Fund.

40	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF MARCH 31, 2007, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 38

and energy sectors provided most of its losses. Financial stocks were under severe selling pressure during the quarter, after accumulating enormous gains last year.

The Fund’s relative underweighting in the financials and energy sectors helped it outperform its benchmark index. The Fund’s holdings in small- and mid-cap companies also outperformed the benchmark’s holdings during the quarter.

The Chinese central bank raised its reserve ratio for the fifth time in the past eight months and also raised interest rates for the third time in the past year. It is expected that the central bank will continue its tightening policy to prevent the economy from overheating. While controlling investment growth, the government has been encouraging domestic consumption growth to achieve a more balanced and sustainable growth pattern and to rely less on investments and exports. This is in line with our belief that domestic consumption will become the driving force of China’s economic growth.

The Fund made few changes to its portfolio and remains diversified, with overweight positions in the consumer, financials and industrials sectors. We did slightly trim the Fund’s holdings in the financials sector, as we believe that valuations there are still relatively high. We also increased our position in the utilities sector as costs appear to be stabilizing.

800.789.ASIA [2742] www.matthewsfunds.com	41

MATTHEWS CHINA FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

EQUITIES: CHINA/HONG KONG: 98.7%*

	SHARES	VALUE
FINANCIALS: 23.8%

Real Estate Management & Development: 10.7%

China Vanke Co., Ltd. B Shares	27,941,087	$57,859,703
Swire Pacific, Ltd. A Shares	3,355,000	37,657,068
Agile Property Holdings, Ltd.	23,546,000	23,203,967

		118,720,738

Commercial Banks: 6.9%
China Merchants Bank Co., Ltd. H Shares **	12,376,000	24,962,662
Bank of Communications Co., Ltd. H Shares	19,331,000	19,866,632
BOC Hong Kong Holdings, Ltd.	8,118,000	19,678,111
China Construction Bank Corp. H Shares	21,695,000	12,411,423

		76,918,828

Insurance: 6.2%
China Life Insurance Co., Ltd. H Shares	15,785,000	45,353,971
Ping An Insurance (Group) Co. of China, Ltd. H Shares	4,753,500	23,300,576

		68,654,547

Total Financials		264,294,113

CONSUMER DISCRETIONARY: 17.9%

Hotels, Restaurants & Leisure: 5.6%
Shangri-La Asia, Ltd.	10,167,600	$25,166,876
China Travel International Investment HK, Ltd.	42,956,000	20,066,475
Café de Coral Holdings, Ltd.	9,596,100	17,341,388

		62,574,739

Media: 3.0%
Television Broadcasts, Ltd.	2,542,000	15,892,583
Pico Far East Holdings, Ltd.	43,110,000	10,041,620
Clear Media, Ltd. **	6,200,000	6,736,802

		32,671,005

Distributors: 2.5%
Li & Fung, Ltd.	8,803,200	27,659,635

Automobiles: 2.4%
Dongfeng Motor Group Co., Ltd. H Shares **	48,968,000	26,697,854

Textiles, Apparel & Luxury Goods: 1.8%
Ports Design, Ltd.	6,200,000	16,504,767
Other Investments		3,742,855

		20,247,622

Leisure Equipment & Products: 1.5%
Li Ning Co., Ltd.	8,062,000	15,972,325

Diversified Consumer Services: 1.1%
New Oriental Education & Technology Group, Ltd. ADR **	305,700	12,390,021

Total Consumer Discretionary		198,213,201

42	MATTHEWS ASIAN FUNDS

MARCH 31, 2007

	SHARES	VALUE
INDUSTRIALS: 15.6%

Transportation Infrastructure: 5.4%
Beijing Capital International Airport Co., Ltd. H Shares	21,354,000	$21,207,787
China Merchants Holdings International Co., Ltd.	3,940,581	16,592,451
GZI Transport, Ltd.	22,926,000	13,409,077
COSCO Pacific, Ltd.	3,678,000	9,113,212

		60,322,527

Machinery: 3.6%
Shanghai Zhenhua Port Machinery Co., Ltd. B Shares	26,128,606	39,245,166

Construction & Engineering: 2.3%
China Communications Construction Co., Ltd. H Shares **	21,574,000	26,009,737

Industrial Conglomerates: 2.0%
NWS Holdings, Ltd.	8,033,276	21,590,682

Airlines: 1.3%
Air China, Ltd. H Shares	20,807,900	14,407,210

Air Freight & Logistics: 1.0%
Sinotrans, Ltd. H Shares	27,295,000	10,934,069

Total Industrials		172,509,391

ENERGY: 9.8%

Oil, Gas & Consumable Fuels: 8.3%
China Shenhua Energy Co., Ltd. H Shares	14,426,500	$34,896,122
PetroChina Co., Ltd. H Shares	19,094,000	22,653,277
China Petroleum & Chemical Corp. (Sinopec) H Shares	20,640,000	17,460,856
CNOOC, Ltd.	19,616,000	17,197,108

		92,207,363

Energy Equipment & Services: 1.5%
China Oilfield Services, Ltd. H Shares	19,782,000	15,899,528

Total Energy		108,106,891

INFORMATION TECHNOLOGY: 9.5%

Internet Software & Services: 3.2%
Sina Corp. **	773,400	25,993,974
NetEase.com, Inc. ADR **	565,200	10,026,648

		36,020,622

Computers & Peripherals: 2.2%
Lenovo Group, Ltd.	37,842,000	13,851,426
TPV Technology, Ltd.	16,998,000	10,855,573

		24,706,999

Software: 1.6%
Kingdee International Software Group Co., Ltd. †	23,378,000	17,592,966

Communications Equipment: 1.5%
ZTE Corp. H Shares	3,564,800	16,743,861

IT Services: 1.0%
Travelsky Technology, Ltd. H Shares	6,089,000	10,723,061

Total Information Technology		105,787,509

See footnotes on page 45.

800.789.ASIA [2742] www.matthewsfunds.com	43

MATTHEWS CHINA FUND

SCHEDULE OF INVESTMENTS (UNAUDITED) (continued)

EQUITIES: CHINA/HONG KONG (continued)

	SHARES	VALUE
UTILITIES: 7.1%

Independent Power Producers & Energy Traders: 4.4%
Huaneng Power International, Inc. H Shares	26,174,000	$22,778,934
Datang International Power Generation Co., Ltd. H Shares	22,910,000	21,697,575
Huaneng Power International, Inc. ADR	140,400	4,878,900

		49,355,409

Electric Utilities: 1.8%
Cheung Kong Infrastructure Holdings, Ltd.	5,698,500	19,837,358

Gas Utilities: 0.9%
Hong Kong & China Gas Co., Ltd.	4,501,400	10,058,801

Total Utilities		79,251,568

TELECOMMUNICATION SERVICES: 6.3%

Wireless Telecommunication Services: 3.7%
China Mobile, Ltd.	4,279,583	38,915,258
China Mobile, Ltd. ADR	50,500	2,264,925

		41,180,183

Diversified Telecommunication Services: 2.6%
China Communications Services Corp., Ltd. H Shares **	23,736,000	16,070,063
China Telecom Corp., Ltd. H Shares	25,028,000	12,300,188

		28,370,251

Total Telecommunication Services		69,550,434

MATERIALS: 4.6%

Paper & Forest Products: 2.3%
Nine Dragons Paper Holdings, Ltd.	12,383,000	$25,832,585

Construction Materials: 2.3%
China National Building Material Co., Ltd. H Shares	28,532,000	25,123,205

Total Materials		50,955,790

CONSUMER STAPLES: 4.1%

Food Products: 1.8%
Tingyi (Cayman Islands) Holding Corp.	20,685,000	19,934,479

Food & Staples Retailing: 1.3%
Lianhua Supermarket Holdings Co., Ltd. H Shares †	10,981,000	15,009,545

Beverages: 1.0%
Tsingtao Brewery Co., Ltd. H Shares	6,351,000	10,680,507

Total Consumer Staples		45,624,531

TOTAL EQUITIES: CHINA/HONG KONG		1,094,293,428

(Cost $733,364,527)

44	MATTHEWS ASIAN FUNDS

MARCH 31, 2007

	SHARES	VALUE
MONEY MARKET MUTUAL FUND: 1.5%*
BNY Hamilton Money Fund	16,740,894	$16,740,894

(Cost $16,740,894)

TOTAL INVESTMENTS: 100.2%		1,111,034,322
(Cost $750,105,421***)

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS: -0.2%		(2,398,707)

NET ASSETS: 100.0%		$1,108,635,615

*	As a percentage of net assets as of March 31, 2007
**	Non–income producing security
***	Cost of investments is $750,105,421 and net unrealized appreciation consists of:

Gross unrealized appreciation	$367,603,370
Gross unrealized depreciation	(6,674,469)

Net unrealized appreciation	$360,928,901

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)
ADR	American Depositary Receipt

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund’s holdings, as information on particular holdings may have been withheld if it was in the Fund’s interest to do so.

800.789.ASIA [2742] www.matthewsfunds.com	45

MATTHEWS INDIA FUND

FUND DESCRIPTION	SYMBOL: MINDX

Under normal market conditions, the Matthews India Fund, a non-diversified fund, seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in publicly traded common stocks, preferred stocks and convertible securities of companies located in India.

PORTFOLIO MANAGERS

Lead Manager: Andrew T. Foster	Co-Manager: Sharat Shroff, CFA

PORTFOLIO MANAGER COMMENTARY

For the first quarter of 2007, the Matthews India Fund declined 4.27%, while its benchmark, the Bombay Sensex Exchange 100 Index fell 3.62%. The Lipper Emerging Markets Funds Category Average gained 2.33% over the same period.

Changes in expectations for inflation and interest rates dominated the market’s action during the quarter. As we have noted for more than a year now, inflationary pressures have been building across the country, most notably for raw materials, agricultural products and wages. However, productivity gains in the economy had generally kept these price pressures in check. Yet early in the first quarter, the most broadly followed measure of inflation—the wholesale price index, or “WPI”—showed an annual increase of about 6.5%. This figure is well above the central bank’s espoused “comfort zone,” which lies between 5% and 5.5%. (On a side note: India does not have a well-established nationwide measure of consumer price inflation; thus, many market participants look to WPI as a substitute—albeit a flawed one.)

After ignoring the gathering inflation for the better part of 2006, the country’s authorities exhibited a newfound resolve to stomp out perceived excess. An upcoming election in one of India’s most populous states has focused attention on the issue: The poorest segments of society have struggled to keep pace with rising costs, especially for basic staples. The ruling government fears that the dissatisfaction will spill over to the polls and is keen to bring the situation under control—which could have unpredictable consequences.

The market got its first surprise when the Reserve Bank of India (RBI) enacted two rate increases during the quarter. The second of these increases caught the market largely off guard, having been announced at the close of trading on the last day of the quarter. The government has also utilized more-blunt means to reign in price speculation in selected industries: Explicit regulation continued on page 49

46	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF MARCH 31, 2007, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF MARCH 31, 2007
Fund Inception: 10/31/05	3 MO	1 YR	SINCE INCEPTION
Matthews India Fund	–4.27%	9.15%	31.90%
Bombay Stock Exchange 100 Index[1]	–3.62%	16.46%	43.95%
Lipper Emerging Markets Funds Category Average[2]	2.33%	20.09%	35.63%

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the close of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

OPERATING EXPENSES[3]
Net Ratio: 3 months ended 3/31/07 (annualized)[4,5]	1.25%
Net Ratio: Fiscal Year 2006[5]	1.41%
Gross Ratio: Fiscal Year 2006	1.41%

PORTFOLIO TURNOVER[6]
3 months ended 3/31/07 (annualized)[4]	59.71%
Fiscal Year 2006	21.57%

[1]

The Bombay Stock Exchange 100 Index (BSE 100) is a free float–adjusted market capitalization–weighted index of the 100 stocks listed on the Bombay Stock Exchange. It is not possible to invest directly in an index. Source: Index data from Bloomberg; total return calculations performed by PFPC Inc.

[2]

As of 3/31/07, the Lipper Emerging Markets Funds Category Average consisted of 249 funds for the three-month period, 225 funds for the one-year period, and 213 funds since 10/31/05. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

[3]	Matthews Asian Funds do not charge 12b-1 fees.
[4]	Unaudited.
[5]

Includes management fee, administration and shareholder services fees after reimbursement, waiver or recapture of expenses by Advisor. Voluntary fee waivers by the Advisor may be discontinued at any time.

[6]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] www.matthewsfunds.com	47

MATTHEWS INDIA FUND

TOP TEN HOLDINGS[1]
	SECTOR	% OF NET ASSETS
Dabur India, Ltd.	Consumer Staples	4.9%
CESC, Ltd.	Utilities	4.3%
Glenmark Pharmaceuticals, Ltd.	Health Care	4.1%
Bharti Airtel, Ltd.	Telecommunication Services	3.7%
Infosys Technologies, Ltd.	Information Technology	3.7%
GAIL India, Ltd.	Utilities	3.6%
Cipla, Ltd.	Health Care	3.5%
Sun Pharmaceuticals Industries, Ltd.	Health Care	3.5%
UTI Bank, Ltd.	Financials	3.4%
HDFC Bank, Ltd.	Financials	3.3%
% OF ASSETS IN TOP 10		38.0%

COUNTRY ALLOCATION
India	99.5%
Cash, cash equivalents and other	0.5%

SECTOR ALLOCATION
Industrials	17.0%
Information Technology	15.2%
Financials	13.5%
Consumer Discretionary	12.7%
Consumer Staples	11.5%
Health Care	11.1%
Utilities	7.9%
Telecommunication Services	6.7%
Energy	3.9%
Cash, cash equivalents and other	0.5%

MARKET CAP EXPOSURE
Large cap (over $5 billion)	34.2%
Mid cap ($1–$5 billion)	32.9%
Small cap (under $1 billion)	32.4%
Cash, cash equivalents and other	0.5%

NUMBER OF POSITIONS	NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
50	$14.79	$629.7 million	2.00% within 90 calendar days	None

[1]	Holdings may include more than one security from same issuer.

48	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF MARCH 31, 2007, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 46

and implicit moral suasion have sought to curtail price hikes in energy, sugar, wheat, cement, steel and mortgages rates. The government’s efforts are certainly well-intended—meant to keep living costs affordable—yet in the end they may produce unpredictable and possibly opposite results.

Amid this environment, corporate earnings still appear healthy, though their growth will likely moderate from the extremely high rates seen during the prior two quarters. Capital expenditures are beginning to rise again—a healthy sign given that excess capacities in many industries are nearly exhausted. Meanwhile, some consumer industries are facing headwinds, given that consumer credit growth is moderating as banks shift their focus to finance corporate growth. Borrowing rates for consumers have risen sharply in the past few months, and this may crimp spending for certain large-ticket consumer durable products; motorcycle sales, for instance, have lagged as of late. However, despite these shorter-term constraints, we believe that the economic outlook for the country remains quite positive, particularly as households continue to experience substantial income gains and material improvements in their quality of life. We continue to look for stocks that can participate in this sort of growth—tapping into the strength of rising wealth and growth across the breadth of India’s populace.

800.789.ASIA [2742] www.matthewsfunds.com	49

MATTHEWS INDIA FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

EQUITIES: INDIA*: 96.0%**

	SHARES	VALUE
INDUSTRIALS: 17.0%

Machinery: 6.9%
Ashok Leyland, Ltd.	23,336,277	$19,725,637
Jain Irrigation Systems, Ltd.	1,752,536	16,797,169
Tata Motors, Ltd.	443,538	7,209,674

		43,732,480

Construction & Engineering: 4.5%
Larsen & Toubro, Ltd.	448,830	16,466,325
Hindustan Construction Co.	2,266,950	4,609,526
Other Investments		7,220,768

		28,296,619

Industrial Conglomerates: 3.3%
Siemens India, Ltd.	548,707	13,383,199
MAX India, Ltd. ***	1,528,880	7,050,471

		20,433,670

Building Products: 1.3%
Other Investments		8,338,649

Air Freight & Logistics: 1.0%
Gati, Ltd.	3,046,428	6,263,173

Total Industrials		107,064,591

INFORMATION TECHNOLOGY: 15.2%

IT Services: 9.3%
Infosys Technologies, Ltd.	515,091	$23,163,274
Wipro, Ltd.	1,422,435	18,215,284
HCL-Infosystems, Ltd.	3,833,185	11,327,143
Other Investments		6,032,752

		58,738,453

Internet Software & Services: 3.5%
Sify, Ltd. ADR ***	1,659,300	14,319,759
Info Edge India, Ltd. ***	476,727	7,340,598

		21,660,357

Software: 2.4%
Financial Technologies (India), Ltd.	357,355	15,235,993

Total Information Technology		95,634,803

50	MATTHEWS ASIAN FUNDS

MARCH 31, 2007

	SHARES	VALUE
CONSUMER DISCRETIONARY: 12.7%

Media: 6.0%
Zee Entertainment Enterprises, Ltd.	1,763,908	$10,027,471
Sun TV, Ltd.	211,954	7,262,564
Wire and Wireless India, Ltd. ***	3,020,454	6,090,247
Television Eighteen India, Ltd.	384,860	5,378,211
Inox Leisure, Ltd. ***	1,076,527	2,668,469
Dish TV India, Ltd. ***,****	1,157,997	2,434,072
PVR, Ltd.	627,251	2,332,799
Balaji Telefilms, Ltd.	438,115	1,269,843

		37,463,676

Household Durables: 1.9%
Voltas, Ltd.	6,211,750	12,071,932

Automobiles: 1.9%
Hero Honda Motors, Ltd.	766,007	11,797,900

Textiles, Apparel & Luxury Goods: 1.6%
Titan Industries, Ltd.	324,589	6,081,274
Bata India, Ltd. ***	1,343,500	4,178,713

		10,259,987

Hotels, Restaurants & Leisure: 1.3%
Indian Hotels Co., Ltd.	2,508,200	8,247,947

Total Consumer Discretionary		79,841,442

HEALTH CARE: 11.1%

Pharmaceuticals: 11.1%
Glenmark Pharmaceuticals, Ltd.	1,849,285	$25,818,937
Cipla, Ltd.	4,114,657	22,113,974
Sun Pharmaceuticals Industries, Ltd.	953,325	21,918,469

Total Health Care		69,851,380

FINANCIALS: 10.9%

Commercial Banks: 9.8%
UTI Bank, Ltd.	1,934,200	21,162,947
HDFC Bank, Ltd.	983,033	20,968,581
Corporation Bank	2,954,331	19,444,956

		61,576,484

Capital Markets: 1.1%
IL&FS Investsmart, Ltd.	1,903,682	7,298,506

Total Financials		68,874,990

CONSUMER STAPLES: 10.6%

Personal Products: 6.9%
Dabur India, Ltd.	14,903,857	30,754,098
Marico, Ltd.	8,824,720	12,415,314

		43,169,412

Household Products: 3.1%
Hindustan Lever, Ltd.	4,212,269	19,626,567

Beverages: 0.6%
Radico Khaitan, Ltd.	1,267,000	3,777,243

Total Consumer Staples		66,573,222

See footnotes on page 53.

800.789.ASIA [2742] www.matthewsfunds.com	51

MATTHEWS INDIA FUND

SCHEDULE OF INVESTMENTS (UNAUDITED) (continued)

EQUITIES: INDIA (continued)

	SHARES	VALUE
UTILITIES: 7.9%

Electric Utilities: 4.3%
CESC, Ltd.	3,211,120	$26,689,272

Gas Utilities: 3.6%
GAIL India, Ltd.	3,816,501	22,948,178

Total Utilities		49,637,450

TELECOMMUNICATION SERVICES: 6.7%

Wireless Telecommunication Services: 6.7%
Bharti Airtel, Ltd. ***	1,334,191	23,164,859
Reliance Communications, Ltd. ***	2,024,755	19,193,830
Idea Cellular, Ltd. ***	49,675	108,081

Total Telecommunication Services		42,466,770

ENERGY: 3.9%

Oil, Gas & Consumable Fuels: 3.9%
Reliance Industries, Ltd.	478,371	14,719,387
Chennai Petroleum Corp., Ltd.	2,467,744	10,084,452

Total Energy		24,803,839

TOTAL EQUITIES: INDIA		604,748,487

(Cost $543,150,309)

INTERNATIONAL DOLLAR BONDS: 3.5%**
	FACE AMOUNT	VALUE
FINANCIALS: 2.6%

Thrifts & Mortgage Finance: 2.6%
Housing Development Finance Corp., Cnv. 0.000%, 09/27/10	$13,600,000	$16,694,000

Total Financials		16,694,000

CONSUMER STAPLES: 0.9%

Beverages: 0.9%
Radico Khaitan, Ltd., Cnv. 3.500%, 07/27/11	5,000,000	5,475,000

Total Consumer Staples		5,475,000

TOTAL INTERNATIONAL DOLLAR BONDS		22,169,000

(Cost $21,481,407)

52	MATTHEWS ASIAN FUNDS

MARCH 31, 2007

VALUE
TOTAL INVESTMENTS: 99.5%	$626,917,487
(Cost $564,631,716*****)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.5%	2,832,385

NET ASSETS: 100.0%	$629,749,872

*	All equity securities, except for Sify, Ltd. ADR, were fair valued under direction of the Board of Trustees
**	As a percentage of net assets as of March 31, 2007
***	Non–income producing security
****	Illiquid security
*****	Cost of investments is $564,631,716 and net unrealized appreciation consists of:

Gross unrealized appreciation	$95,613,360
Gross unrealized depreciation	(33,327,589)

Net unrealized appreciation	$62,285,771

ADR	American Depositary Receipt
Cnv.	Convertible

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund’s holdings, as information on particular holdings may have been withheld if it was in the Fund’s interest to do so.

800.789.ASIA [2742] www.matthewsfunds.com	53

MATTHEWS JAPAN FUND

FUND DESCRIPTION	SYMBOL: MJFOX
Under normal market conditions, the Matthews Japan Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Japan.

PORTFOLIO MANAGERS	Note: Managers shown reflect changes effective April 30, 2007.
Lead Managers: David Ishibashi and Taizo Ishida

PORTFOLIO MANAGER COMMENTARY

For the quarter ended March 31, 2007, the Matthews Japan Fund gained 0.93%, underperforming its benchmarks, the MSCI Developed Markets Japan Index and the TOPIX Index, which gained 3.56% and 3.76%, respectively. The Lipper Japanese Funds Category Average returned 1.16% for the same period.

The Japanese market began the quarter strongly but hit a bump when global equities corrected in late February. Although most other Asian markets quickly recovered and have since exceeded their previous highs, the Japanese market lagged for the quarter. Over the period, indices of new markets, such as Mothers and Hercules, were down more than the TOPIX as a result of a prolonged concern over last year’s questionable financial accounting practices and related scandals.

During the quarter, the market was very keen to find out whether the Bank of Japan (BOJ) would raise interest rates. The BOJ disappointed the market in January by keeping its rate unchanged, but it finally raised it a much-anticipated 0.25% in February. The yen appreciated by 4% to 115 yen to the dollar, but it quickly fell back to the level it held at the end of last quarter. For this quarter, the exchange rate was unchanged and had little impact on exporters.

Japan’s 2007 land prices, the other closely watched macro statistic, was a delight to the market: It showed the first year-over-year positive gain—0.4%—after 15 years of consecutive declines. More importantly, land prices in many areas of major metropolitan cities (Tokyo, Osaka, Nagoya) jumped anywhere from 40% to 50%. The Fund’s holdings in the real estate sector were a beneficiary of this rising trend in Japan’s land prices.

Looking at sector performance, the best performer was telecom, followed by energy, industrials and utilities. The Fund participated in the telecom sector through its position in KDDI, Japan’s second-largest wireless operator, with a growing market continued on page 57

54	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF MARCH 31, 2007, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF MARCH 31, 2007

Fund Inception: 12/31/98	3 MO	1 YR	Average Annual Total Returns
			3 YRS	5 YRS	SINCE INCEPTION
Matthews Japan Fund	0.93%	–10.05%	3.88%	12.94%	8.86%
MSCI Developed Markets Japan Index[1]	3.56%	3.09%	11.67%	14.08%	5.98%
TOPIX[2]	3.76%	0.04%	9.80%	13.86%	6.35%
Lipper Japanese Funds Category Average[3]	1.16%	–6.01%	9.07%	10.81%	5.86%

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the close of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

OPERATING EXPENSES[4]
Net Ratio: 3 months ended 3/31/07 (annualized)[5,6]	1.20%
Net Ratio: Fiscal Year 2006[6]	1.24%
Gross Ratio: Fiscal Year 2006	1.25%

PORTFOLIO TURNOVER[7]
3 months ended 3/31/07 (annualized)[5]	42.21%
Fiscal Year 2006	59.95%

[1]

The MSCI Developed Markets Japan Index is a free float–adjusted market capitalization–weighted index of Japanese equities listed in Japan. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PFPC Inc.

[2]

The Tokyo Price Index (TOPIX) is a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. It is not possible to invest directly in an index. Source: Index data from Bloomberg; total return calculations performed by PFPC Inc.

[3]

As of 3/31/07, the Lipper Japanese Funds Category Average consisted of 55 funds for the three-month period, 49 funds for the one-year period, 41 funds for the three-year period, 36 funds for the five-year period, and 28 funds since 12/31/98. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.

[4]	Matthews Asian Funds do not charge 12b-1 fees.
[5]	Unaudited.
[6]

Includes management fee, administration and shareholder services fees after reimbursement, waiver or recapture of expenses by Advisor. Voluntary fee waivers by the Advisor may be discontinued at any time.

[7]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] www.matthewsfunds.com	55

MATTHEWS JAPAN FUND

TOP TEN HOLDINGS1

	SECTOR	% OF NET ASSETS
The Sumitomo Trust & Banking Co., Ltd.	Financials	3.6%
Sysmex Corp.	Health Care	3.2%
Nintendo Co., Ltd.	Information Technology	2.9%
Sony Corp.	Consumer Discretionary	2.8%
Toyota Motor Corp.	Consumer Discretionary	2.8%
Mizuho Financial Group, Inc.	Financials	2.7%
Keyence Corp.	Information Technology	2.6%
Sharp Corp.	Consumer Discretionary	2.5%
Benesse Corp.	Consumer Discretionary	2.5%
The Joyo Bank, Ltd.	Financials	2.4%
% OF ASSETS IN TOP 10		28.0%

COUNTRY ALLOCATION
Japan	99.1%
Cash, cash equivalents and other[2]	0.9%

SECTOR ALLOCATION
Financials	34.9%
Consumer Discretionary	23.9%
Information Technology	18.5%
Health Care	7.7%
Consumer Staples	5.5%
Materials	4.2%
Industrials	3.8%
Telecommunication Services	0.6%
Cash, cash equivalents and other[2]	0.9%

MARKET CAP EXPOSURE
Large cap (over $5 billion)	54.1%
Mid cap ($1–$5 billion)	29.6%
Small cap (under $1 billion)	15.4%
Cash, cash equivalents and other[2]	0.9%

NUMBER OF POSITIONS[2]	NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
60	$17.45	$299.6 million	2.00% within 90 calendar days	None

[1]	Holdings may include more than one security from same issuer.
[2]	Includes BNY Hamilton Money Fund.

56	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF MARCH 31, 2007, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 54

share. Because of its focus on the domestic economy and services, the Fund typically invests in the consumer discretionary and financial sectors, but we are taking advantage of attractive valuations and good fundamentals in other parts of the market.

Two new additions to the portfolio during the quarter were Park24, which focuses on the utilization of idle land in productive ways, and Funai Zaisan, a consulting firm specializing in financial solutions.

Park24 is Japan’s largest developer and operator of time-rental parking spaces and parking lots nationwide. The company has expanded throughout Japan as a result of its strong development capabilities and a steady supply of idle land amid 15 years of depressed property prices. The company has been able to secure prime locations in major city centers as well as outlying regional areas. In addition, the company has begun to manage parking lots on behalf of land owners such as banks, shopping centers and large-scale retail outlets.

As the first major wave of the post-war baby boomers begins to retire, the need for financial advisory services is growing sharply, much like in the United States in the early 1980s. Funai Zaisan is engaged in developing solutions for some of the most onerous areas of taxation for both high-net-worth individuals and corporations (in which the owner/founder is the largest shareholder), and in the areas of inheritance, corporate revitalization, and the effective utilization of land holdings. The company is able to procure its clients through a network of 46 offices nationwide, as well as its relationships with the largest CPA firms in Japan.

Overall, we believe that the portfolio is well positioned to benefit from the continued recovery of the Japanese economy and its increasing integration with its Asia Pacific neighbors.

800.789.ASIA [2742] www.matthewsfunds.com	57

MATTHEWS JAPAN FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

EQUITIES: JAPAN: 99.1%*

	SHARES	VALUE
FINANCIALS: 34.9%

Commercial Banks: 12.7%
The Sumitomo Trust & Banking Co., Ltd.	1,020,000	$10,637,984
Mizuho Financial Group, Inc.	1,258	8,102,698
The Joyo Bank, Ltd.	1,149,000	7,176,375
The Chiba Bank, Ltd.	665,000	5,868,975
The Toyko Star Bank, Ltd.	1,529	4,826,782
Mitsubishi UFJ Financial Group, Inc.	129	1,455,957

		38,068,771

Real Estate Management & Development: 10.4%
Daibiru Corp.	352,700	5,037,289
Creed Corp.	1,407	4,561,049
JOINT Corp.	115,100	4,375,832
Kenedix, Inc.	787	4,020,485
Funai Zaisan Consultants Co., Ltd.	636	3,540,529
Sumitomo Realty & Development Co., Ltd.	91,000	3,451,884
Mitsubishi Estate Co., Ltd.	97,000	3,185,591
Shoei Co., Ltd.	104,800	3,014,868

		31,187,527

Capital Markets: 4.9%
Monex Beans Holdings, Inc.	6,355	5,878,267
Ichiyoshi Securities Co., Ltd.	266,300	4,275,625
Nomura Holdings, Inc.	148,000	3,083,333
GCA Co., Ltd.	222	1,557,994

		14,795,219

Insurance: 4.7%
T&D Holdings, Inc.	103,245	7,123,064
The Fuji Fire & Marine Insurance Co., Ltd.	1,686,000	6,939,155

		14,062,219

Real Estate Investment Trusts: 1.6%
Japan Logistics Fund, Inc. REIT	511	4,683,299

Consumer Finance: 0.6%
ORIX Corp.	6,650	1,732,476

Total Financials		104,529,511

CONSUMER DISCRETIONARY: 23.9%

Household Durables: 9.2%
Sony Corp. ADR	166,800	$8,421,732
Sharp Corp.	392,000	7,551,256
Sekisui House, Ltd.	446,000	6,941,310
Makita Corp.	123,900	4,594,730

		27,509,028

Specialty Retail: 5.2%
Point, Inc.	104,250	6,626,209
Nitori Co., Ltd.	118,400	5,887,848
Yamada Denki Co., Ltd.	34,460	3,210,886

		15,724,943

Automobiles: 4.7%
Toyota Motor Corp. ADR	64,300	8,240,688
Honda Motor Co., Ltd. ADR	167,900	5,854,673

		14,095,361

Diversified Consumer Services: 2.5%
Benesse Corp.	199,000	7,396,640

Internet & Catalog Retail: 1.2%
Nissen Co., Ltd.	520,100	3,641,230

Auto Components: 1.1%
Takata Corp.	80,800	3,208,961

Total Consumer Discretionary		71,576,163

INFORMATION TECHNOLOGY: 18.5%

Electronic Equipment & Instruments: 9.4%
Keyence Corp.	34,370	7,755,417
Nidec Corp.	92,900	5,991,514
Hoya Corp.	166,800	5,534,521
Murata Manufacturing Co., Ltd.	69,800	5,094,026
Horiba, Ltd.	114,300	3,870,137

		28,245,615

Software: 2.9%
Nintendo Co., Ltd.	29,315	8,520,356

IT Services: 2.3%
Otsuka Corp.	48,000	4,594,705
Nomura Research Institute, Ltd.	80,000	2,355,737

		6,950,442

58	MATTHEWS ASIAN FUNDS

MARCH 31, 2007

	SHARES	VALUE
Office Electronics: 2.0%
Canon, Inc. ADR	109,550	$5,880,644

Computers & Peripherals: 1.2%
Melco Holdings, Inc.	144,300	3,710,362

Internet Software & Services: 0.7%
Yahoo! Japan Corp.	6,155	2,123,224

Total Information Technology		55,430,643

HEALTH CARE: 7.7%

Health Care Equipment & Supplies: 6.5%
Sysmex Corp.	264,600	9,610,387
Nakanishi, Inc.	56,100	6,545,952
Terumo Corp.	83,500	3,252,419

		19,408,758

Pharmaceuticals: 1.2%
Takeda Pharmaceutical Co., Ltd.	57,900	3,798,091

Total Health Care		23,206,849

CONSUMER STAPLES: 5.5%

Beverages: 2.1%
Ito En, Ltd.	192,700	6,279,430

Food Products: 1.8%
Unicharm Petcare Corp.	151,200	5,260,692

Household Products: 1.6%
Pigeon Corp.	277,900	4,775,522

Total Consumer Staples		16,315,644

MATERIALS: 4.2%

Chemicals: 4.2%
Nitto Denko Corp.	143,700	6,743,559
Nippon Shokubai Co., Ltd.	308,000	3,324,643
Teijin, Ltd.	444,000	2,505,601

Total Materials		12,573,803

INDUSTRIALS: 3.8%

Commercial Services & Supplies: 3.8%
PRONEXUS, Inc.	516,400	$5,127,189
Secom Co., Ltd.	90,100	4,182,340
Park24 Co., Ltd.	163,300	2,196,457

Total Industrials		11,505,986

TELECOMMUNICATION SERVICES: 0.6%

Wireless Telecommunication Services: 0.6%
KDDI Corp.	233	1,860,599

Total Telecommunication Services		1,860,599

TOTAL EQUITIES: JAPAN		296,999,198

(Cost $271,931,784)

MONEY MARKET MUTUAL FUND: 0.3%*
BNY Hamilton Money Fund (Cost $786,145)	786,145	786,145

TOTAL INVESTMENTS: 99.4%		297,785,343
(Cost $272,717,929**)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.6%		1,833,692

NET ASSETS: 100.0%		$299,619,035

*	As a percentage of net assets as of March 31, 2007
**	Cost of investments is $272,717,929 and net unrealized appreciation consists of:

Gross unrealized appreciation	$39,416,788
Gross unrealized depreciation	(14,349,374)

Net unrealized appreciation	$25,067,414

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See accompanying notes to schedules of investments.

800.789.ASIA [2742] www.matthewsfunds.com	59

MATTHEWS KOREA FUND

FUND DESCRIPTION	SYMBOL: MAKOX

Under normal market conditions, the Matthews Korea Fund, a non-diversified fund, seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in South Korea.

PORTFOLIO MANAGERS

Lead Managers: G. Paul Matthews and Mark W. Headley

Co-Manager: J. Michael Oh

PORTFOLIO MANAGER COMMENTARY

For the three-month period ended March 31, 2007, the Matthews Korea Fund declined 4.66%, underperforming its benchmark index, which gained 0.23%, and the Lipper Pacific ex-Japan Funds Category Average, which gained 3.40%.

After a market dip in January, the South Korean market began to recover its losses as a Free Trade Agreement (FTA) with the United States was finalized and its relationship with North Korea improved. Foreign selling pressure also eased during the quarter as the overall valuation of the Korean market became attractive. Exports continued to show stronger-than-expected growth during the first quarter despite the won’s continuing strength. The government’s approval rating rose as a result of the adoption of the FTA. We believe that the FTA will have a positive long-term impact on the Korean economy, although the short-term impact could be mixed. Domestic sentiment remained weak during the quarter due to weak corporate spending in the market. Korean corporations continue to invest more overseas due to investment restrictions around the Seoul metropolitan area.

The Fund’s underperformance of its benchmark for the period was primarily due to its underweight position in the industrials sector, particularly in shipbuilding and construction. The shipbuilding industry had a strong first quarter as ship prices rose and overseas orders increased. The construction industry performed well on the back of expectations that restrictions on new developments could be eased. The Fund’s performance was also hurt by its health care exposure; the sector was under pressure from the expectation that the FTA would have a negative impact on Korean pharmaceutical companies. The FTA is expected to increase foreign competition in the Korean pharmaceutical industry and may delay Korean generic drug makers from releasing new drugs.

continued on page 63

60	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF MARCH 31, 2007, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF MARCH 31, 2007
Fund Inception: 1/3/95	3 MO	1 YR	Average Annual Total Returns
			3 YRS	5 YRS	10 YRS	SINCE INCEPTION
Matthews Korea Fund	–4.66%	3.04%	24.21%	18.73%	13.95%	6.26%
KOSPI[1]	0.23%	10.63%	26.38%	18.22%	7.76%	1.91%
Lipper Pacific ex-Japan Funds Category Average[2]	3.40%	23.79%	22.41%	18.58%	6.76%	7.24%[3]

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the close of the NYSE. Current performance may be lower or higher than the return figures quoted. Returns are net of the Funds’ management fee and other operating expenses. Returns would have been lower if certain of the Funds’ fees and expenses had not been waived. For the Funds’ most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

OPERATING EXPENSES[4]
Net Ratio: 3 months ended 3/31/07 (annualized)[5,6]	1.25%
Net Ratio: Fiscal Year 2006[6]	1.28%
Gross Ratio: Fiscal Year 2006	1.30%

PORTFOLIO TURNOVER[7]
3 months ended 3/31/07 (annualized)[5]	33.85%
Fiscal Year 2006	25.82%

[1]

The Korea Composite Stock Price Index (KOSPI) is a capitalization-weighted index of all common stocks listed on the Korea Stock Exchange. It is not possible to invest directly in an index. Source: Index data from Bloomberg; total return calculations performed by PFPC Inc.

[2]

As of 3/31/07, the Lipper Pacific ex-Japan Funds Category Average consisted of 50 funds for the three-month period, 48 funds for the one-year period, 47 funds for the three-year period, 43 funds for the five-year period, 23 funds for the 10-year period, and 14 funds since 12/31/94. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.

[3]	Calculated from 12/31/94.
[4]	Matthews Asian Funds do not charge 12b-1 fees.
[5]	Unaudited.
[6]

Includes management fee, administration and shareholder services fees after reimbursement, waiver or recapture of expenses by Advisor. Voluntary fee waivers by the Advisor may be discontinued at any time.

[7]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742] www.matthewsfunds.com	61

MATTHEWS KOREA FUND

TOP TEN HOLDINGS1

	SECTOR	% OF NET ASSETS
Samsung Electronics Co., Ltd.	Information Technology	9.6%
Kookmin Bank	Financials	6.6%
Hana Financial Group, Inc.	Financials	5.5%
SK Telecom Co., Ltd.	Telecommunication Services	5.4%
NHN Corp.	Information Technology	4.5%
Shinhan Financial Group Co., Ltd.	Financials	4.0%
AMOREPACIFIC Corp.	Consumer Staples	3.8%
Samsung Securities Co., Ltd.	Financials	3.6%
Samsung Fire & Marine Insurance Co., Ltd.	Financials	3.3%
Hanmi Pharmaceutical Co., Ltd.	Health Care	3.2%
% OF ASSETS IN TOP 10		49.5%

COUNTRY ALLOCATION
South Korea	99.0%
Cash, cash equivalents and other[2]	1.0%

SECTOR ALLOCATION
Financials	24.9%
Information Technology	16.5%
Consumer Discretionary	14.4%
Health Care	11.6%
Consumer Staples	10.9%
Industrials	9.9%
Telecommunication Services	7.7%
Energy	2.3%
Materials	0.8%
Cash, cash equivalents and other[2]	1.0%

MARKET CAP EXPOSURE
Large cap (over $5 billion)	46.1%
Mid cap ($1–$5 billion)	35.0%
Small cap (under $1 billion)	17.9%
Cash, cash equivalents and other[2]	1.0%

NUMBER OF POSITIONS[2]	NAV	FUND ASSETS	REDEMPTION FEE	12B-1 FEES
44	$5.94	$206.5 million	2.00% within 90 calendar days	None

[1]	Holdings may include more than one security from same issuer.
[2]	Includes BNY Hamilton Money Fund.

62	MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF MARCH 31, 2007, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 60

The largest contribution to Fund performance came from the financials sector, which performed strongly on attractive valuations and improved profitability. The energy and materials sectors also made positive contributions to Fund performance.

On a company basis, Kookmin Bank was the largest contributor to Fund performance. The largest retail bank in Korea, Kookmin Bank’s profitability improved over the past year, primarily due to an increase in fee-related revenue. The second-largest contribution came from NHN, the dominant player in the Internet search, casual games and portal industry in Korea. NHN recorded strong growth during the last fiscal year, and a positive outlook for the current fiscal year contributed to its strong performance.

Samsung Electronics was the worst performer during the period. Prices of DRAM (dynamic random access memory) products declined, and increased competition in the handset business contributed to its poor performance. SK Telecom, Korea’s largest wireless telecommunications operator, was the second worst performer for the quarter; competition among local wireless operators is increasing as companies roll out new 3G services. The sector’s valuation remains among the lowest in the region.

Tensions between North Korea and its neighbors improved during the quarter as North Korea agreed to remove its nuclear facilities in exchange for economic subsidies from its neighbors. However, North Korea still remains one of the key risks to investing in South Korea, and any deteriorating relationship with North Korea could result in increased volatility in the South Korean market and throughout the region. Exports remain a key growth driver in the South Korean economy, and further strengthening of its currency could negatively impact exports and, hence, the overall Korean economy.

During the quarter, the Fund made a few changes in the industrials, consumer and health care sectors. The Fund remains primarily focused on three sectors: consumer, financials and information technology. It remains underweight in cyclical industries such as shipbuilding.

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MATTHEWS KOREA FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

EQUITIES: SOUTH KOREA: 99.0%*

	SHARES	VALUE
FINANCIALS: 24.9%

Commercial Banks: 16.1%
Kookmin Bank	135,861	$12,188,210
Hana Financial Group, Inc.	218,720	11,321,922
Shinhan Financial Group Co., Ltd.	144,242	8,279,196
Kookmin Bank ADR	16,339	1,472,961

		33,262,289

Capital Markets: 5.5%
Samsung Securities Co., Ltd.	135,415	7,369,524
Kiwoom.com Securities Co., Ltd.	100,353	3,941,372

		11,310,896

Insurance: 3.3%
Samsung Fire & Marine Insurance Co., Ltd.	40,374	6,759,040

Total Financials		51,332,225

INFORMATION TECHNOLOGY: 16.5%

Semiconductors & Semiconductor Equipment: 9.6%
Samsung Electronics Co., Ltd.	30,561	18,288,524
Samsung Electronics Co., Ltd., Pfd.	3,303	1,553,547

		19,842,071

Internet Software & Services: 5.6%
NHN Corp. **	64,044	9,394,209
CDNetworks Co., Ltd. **	80,638	2,288,515

		11,682,724

Office Electronics: 1.3%
Sindo Ricoh Co., Ltd.	47,126	2,604,753

Total Information Technology		34,129,548

CONSUMER DISCRETIONARY: 14.4%

Media: 4.7%
Cheil Communications, Inc.	21,311	5,323,219
ON*Media Corp. **	396,220	3,217,603
Mediaplex, Inc. **	68,586	1,133,623

		9,674,445

Multiline Retail: 2.8%
Hyundai Department Store Co., Ltd.	51,820	$4,351,382
Taegu Department Store Co., Ltd.	82,000	1,372,768

		5,724,150

Automobiles: 3.7%
Hyundai Motor Co.	76,301	5,360,859
Hyundai Motor Co., Pfd.	61,710	2,315,437

		7,676,296

Internet & Catalog Retail: 1.8%
GS Home Shopping, Inc.	52,539	3,819,800

Auto Components: 1.4%
Hankook Tire Co., Ltd.	173,460	2,876,250

Total Consumer Discretionary		29,770,941

HEALTH CARE: 11.6%

Pharmaceuticals: 10.9%
Hanmi Pharmaceutical Co., Ltd.	50,992	6,585,379
Daewoong Pharmaceutical Co., Ltd.	88,326	5,961,629
Yuhan Corp.	33,397	5,236,031
Dong-A Pharmaceutical Co., Ltd.	60,805	4,718,071

		22,501,110

Health Care Equipment & Supplies: 0.7%
Osstem Implant Co., Ltd. **	31,343	1,499,187

Total Health Care		24,000,297

CONSUMER STAPLES: 10.9%

Personal Products: 3.8%
AMOREPACIFIC Corp.	14,181	7,807,991

Food & Staples Retailing: 3.3%
Shinsegae Food Co., Ltd.	66,098	4,285,691
Shinsegae Co., Ltd.	4,400	2,525,510

		6,811,201

Beverages: 2.0%
Hite Brewery Co., Ltd.	34,015	4,067,482

Food Products: 1.8%
Nong Shim Co., Ltd.	14,670	3,820,312

Total Consumer Staples		22,506,986

64	MATTHEWS ASIAN FUNDS

MARCH 31, 2007

	SHARES	VALUE
INDUSTRIALS: 9.9%

Industrial Conglomerates: 3.9%
Orion Corp.	21,139	$5,235,318
Samsung Techwin Co., Ltd.	71,910	2,740,193

		7,975,511

Construction & Engineering: 2.3%
Samsung Engineering Co., Ltd.	41,210	2,566,864
GS Engineering & Construction Corp.	24,870	2,225,823

		4,792,687

Commercial Services & Supplies: 2.7%
S1 Corp.	136,845	5,498,237

Machinery: 1.0%
JVM Co., Ltd.	43,421	2,183,050

Total Industrials		20,449,485

TELECOMMUNICATION SERVICES: 7.7%

Wireless Telecommunication Services: 5.4%
SK Telecom Co., Ltd.	41,385	8,423,924
SK Telecom Co., Ltd. ADR	114,200	2,674,564

		11,098,488

Diversified Telecommunication Services: 2.3%
KT Corp.	65,740	2,948,797
KT Corp. ADR	81,300	1,820,307

		4,769,104

Total Telecommunication Services		15,867,592

ENERGY: 2.3%

Oil, Gas & Consumable Fuels: 2.3%
GS Holdings Corp.	122,890	4,819,984

Total Energy		4,819,984

MATERIALS: 0.8%

Chemicals: 0.8%
LG Chem, Ltd.	33,680	1,695,098

Total Materials		1,695,098

TOTAL EQUITIES: SOUTH KOREA		$204,572,156

(Cost $ 131,141,918)

MONEY MARKET MUTUAL FUND: 0.1%*
BNY Hamilton Money Fund	135,085	135,085

(Cost $ 135,085)

TOTAL INVESTMENTS: 99.1%		204,707,241
(Cost $131,277,003***)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.9%		1,800,890

NET ASSETS: 100.0%		$206,508,131

*	As a percentage of net assets as of March 31, 2007
**	Non–income producing security
***	Cost of investments is $131,277,003 and net unrealized appreciation consists of:

Gross unrealized appreciation	$74,957,320
Gross unrealized depreciation	(1,527,082)

Net unrealized appreciation	$73,430,238

ADR	American Depositary Receipt
Pfd.	Preferred

See accompanying notes to schedules of investments.

800.789.ASIA [2742] www.matthewsfunds.com	65

NOTES TO SCHEDULES OF INVESTMENTS

SIGNIFICANT ACCOUNTING POLICIES (UNAUDITED)

A.	SECURITY VALUATION: The Funds’ equity securities are valued based on market quotations or at fair value as determined in good faith by or under the direction of the Board of Trustees (the “Board”) when no market quotations are available or when market quotations have become unreliable. The Board has delegated the responsibility of making fair value determinations to the Pricing Committee of Matthews International Capital Management, LLC, subject to the Funds’ Pricing Policies. The Board has retained a third-party pricing service which may be utilized by the Pricing Committee under circumstances described in the Pricing Policies to provide fair value prices for certain securities held by the Funds. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV differ from quoted or published prices for the same securities for that day. All fair value determinations are made subject to the Board’s oversight.

The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current exchange rate. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investment in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. International dollar bonds are issued offshore, pay interest and principal in U.S. dollars, and are denominated in U.S. dollars.

Market values for equity securities are determined based on the last sale price on the principal exchange or over-the-counter market on which the security is traded. If a reliable last sale price is not available, market values for equity securities are determined using the mean between the last available bid and asked price. Securities are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board.

Foreign securities are valued as of the close of trading on the primary exchange on which they trade. The value is then converted to U.S. dollars using current exchange rates and in accordance with the Pricing Policies.

Foreign currency exchange rates are determined at the close of trading on the New York Stock Exchange, Inc. (“NYSE”). Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of trading on the NYSE. Such events would not normally be reflected in a calculation of a Funds’ NAV on that day. If events that materially affect the value of the Funds’ foreign investments occur during such period, the investments will be valued at their fair value as described above.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the NAV of the Funds may be significantly affected on days when shareholders have no access to the Funds. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates.

66	MATTHEWS ASIAN FUNDS

MARCH 31, 2007

B.	TAX INFORMATION: Under the current tax law, capital and currency losses realized after October 31 and prior to the Fund’s fiscal year end may be deferred as occurring on the first day of the following fiscal year. Post October losses at fiscal year end December 31, 2006 were as follows:

	POST OCTOBER CAPITAL LOSSES	POST OCTOBER CURRENCY LOSSES
Matthews Asia Pacific Equity Income Fund	$—	$(5,232)
Matthews Pacific Tiger Fund	—	(74,412)
Matthews Asian Technology Fund	(12,095)	(79,224)
Matthews China Fund	—	(542)
Matthews Korea Fund	—	(31,864)

For Federal income tax purposes, the Funds indicated below have capital loss carryforwards, which expire in the year indicated, as of December 31, 2006, which are available to offset future capital gains, if any:

LOSSES DEFERRED EXPIRING IN:	2008	2009	2010	2011
Matthews Asian Technology Fund	$(3,293,471)	$(5,967,059)	$(3,461,198)	$—
Matthews China Fund	—	—	—	—
Matthews India Fund	—	—	—	—

LOSSES DEFERRED EXPIRING IN:	2012	2013	2014	Total
Matthews Asian Technology Fund	$—	$—	$—	$(12,721,728)
Matthews China Fund	(78,979)	(6,184,085)	(9,072,204)	(15,335,268)
Matthews India Fund	—	—	(2,320,226)	(2,320,226)

For additional information regarding the accounting policies of the Matthews Asian Funds, refer to the most recent financial statements in the N-CSR filing at www.sec.gov.

800.789.ASIA [2742] www.matthewfunds.com	67

MATTHEWS ASIAN FUNDS	MARCH 31, 2007

BOARD OF TRUSTEES

Independent Trustees:

Geoffrey H. Bobroff, Chairman

Robert K. Connolly

Rhoda Rossman

Toshi Shibano

Interested Trustee:1

G. Paul Matthews

OFFICERS

Mark W. Headley

Andrew T. Foster

Shai Malka

John P. McGowan

Manoj K. Pombra

INVESTMENT ADVISOR

Matthews International Capital Management, LLC

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

800-789-ASIA [2742]

ACCOUNT SERVICES

PFPC Inc.

P.O. Box 9791

Providence, RI 02940

800-789-ASIA [2742]

[1]	As defined under the Investment Company Act of 1940, as amended.

68	MATTHEWS ASIAN FUNDS

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        MATTHEWS ASIAN FUNDS

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©2007 Matthews International Capital Management, LLC

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